                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement [ ] Confidential, for Use of the Commission Only
[X] Definitive Proxy Statement          (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                       ACTION PERFORMANCE COMPANIES, INC.
                (Name of Registrant as Specified In Its Charter)

                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1) Title of each class of securities to which transaction applies:

         2) Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4) Proposed maximum aggregate value of transaction:

         5) Total fee paid:


[   ]    Fee paid previously with preliminary materials.

[   ]    Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         2) Form, Schedule or Registration Statement No.:

         3) Filing Party:

         4) Date Filed:

                       ACTION PERFORMANCE COMPANIES, INC.



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 MARCH 25, 1999


         The Annual Meeting of Shareholders of Action Performance Companies, Inc., an Arizona corporation (the "Company"), will be held at 10:00 a.m., on Thursday, March 25, 1999, at The Fiesta Inn, 2100 S. Priest Drive, Tempe, Arizona 85282 for the following purposes:

         1. To elect directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified.

         2. To approve an amendment to the Company's First Amended and Restated Articles of Incorporation to (a) increase the number of authorized shares of Common Stock, par value $.01 per share, from 25,000,000 to 100,000,000 shares, and (b) eliminate the authorization to issue Class A Preferred Stock, no par value per share.

         3. To approve the Company's 1999 Incentive Stock Plan.

         4. To approve the Company's 1999 Employee Stock Purchase Plan.

         5. To ratify the appointment of Arthur Andersen LLP as the independent auditors of the Company for the fiscal year ending September 30, 1999.

         6. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only shareholders of record at the close of business on January 19, 1999 are entitled to notice of and to vote at the meeting.

         All shareholders are cordially invited to attend the meeting in person. To assure your representation at the meeting, however, you are urged to mark, sign, date, and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she previously has returned a proxy.

                                                          Sincerely,




Phoenix, Arizona                                          Tod J. Wagenhals
February 17, 1999                                         Secretary

                       ACTION PERFORMANCE COMPANIES, INC.
                             4707 EAST BASELINE ROAD
                             PHOENIX, ARIZONA 85040


                                 PROXY STATEMENT


                            VOTING AND OTHER MATTERS

GENERAL

         The enclosed proxy is solicited on behalf of Action Performance Companies, Inc., an Arizona corporation (the "Company"), by the Company's board of directors (the "Board of Directors") for use at the Company's Annual Meeting of Shareholders to be held at 10:00 a.m. on Thursday, March 25, 1999 (the "Meeting"), or at any adjournment thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Shareholders. The Meeting will be held at The Fiesta Inn, 2100 S. Priest Drive, Tempe, Arizona 85282.

         These proxy solicitation materials were first mailed on or about February 17, 1999, to all shareholders entitled to vote at the Meeting.

VOTING SECURITIES AND VOTING RIGHTS

         Shareholders of record at the close of business on January 19, 1999 (the "Record Date") are entitled to notice of and to vote at the Meeting. On the Record Date, there were issued and outstanding 16,761,598 shares of the Company's Common Stock, $0.01 par value per share (the "Common Stock"). Each holder of Common Stock voting at the Meeting, either in person or by proxy, may cast one vote per share of Common Stock held on all matters to be voted on at the Meeting.

         The presence, in person or by proxy, of the holders of a majority of the total number of shares entitled to vote constitutes a quorum for the transaction of business at the Meeting. Assuming that a quorum is present, the affirmative vote of a majority of the shares of the Company present in person or represented by proxy at the Meeting and entitled to vote is required (i) for the election of directors, (ii) for the approval of the Company's 1999 Incentive Stock Plan (the "Incentive Plan"), (iii) for the approval of the Company's 1999 Employee Stock Purchase Plan (the "Purchase Plan"), and (iv) for the ratification of the appointment of Arthur Andersen LLP as the independent auditors of the Company for the fiscal year ending September 30, 1999. The affirmative vote of a majority of the outstanding shares of Common Stock of the Company entitled to vote is required to approve the amendment to the Company's First Amended and Restated Articles of Incorporation to increase the number of authorized shares of the Company's Common Stock from 25,000,000 to 100,000,000 shares and to eliminate the authorization to issue Class A Preferred Stock.

         Arizona law requires cumulative voting in elections for directors, which means that each shareholder may cast that number of votes that is equal to the number of shares held of record, multiplied by the number of directors to be elected. Each shareholder may cast the whole number of votes for one candidate or distribute such votes among two or more candidates. The enclosed proxy does not seek discretionary authority to cumulate votes in the election of directors.

         Votes cast by proxy or in person at the Meeting will be tabulated by the election inspectors appointed for the Meeting and will determine whether a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

VOTING OF PROXIES

         When a proxy is properly executed and returned, the shares it represents will be voted at the Meeting as directed. If no specification is indicated, the shares will be voted (i) "for" the election of nominees set forth in this Proxy Statement, (ii) "for" approval of the amendment to the Company's First Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock and to eliminate the authorization to issue Class A Preferred Stock, (iii) "for" approval of the Incentive Plan, (iv) "for" approval of the Purchase Plan, and (v) "for" the ratification of the appointment of Arthur Andersen LLP as the independent auditors of the Company for the fiscal year ending September 30, 1999.

REVOCABILITY OF PROXIES

         Any person giving a proxy may revoke the proxy at any time before its use by delivering to the Company written notice of revocation, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

SOLICITATION

         The cost of this solicitation will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by certain of the Company's directors and officers, personally or by telephone or telegram, without additional compensation.

ANNUAL REPORT AND OTHER MATTERS

         The Company's 1998 Annual Report to Shareholders, which was mailed to shareholders with or preceding this Proxy Statement, contains financial and other information about the Company, but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The information contained in the "Compensation Committee Report on Executive Compensation" below and "Performance Graph" below shall not be deemed "filed" with the Securities and Exchange Commission (the "SEC") or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

         THE COMPANY WILL PROVIDE UPON WRITTEN REQUEST, WITHOUT CHARGE TO EACH SHAREHOLDER OF RECORD AS OF THE RECORD DATE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1998 AS FILED WITH THE SEC. ANY EXHIBITS LISTED IN THE FORM 10-K REPORT ALSO WILL BE FURNISHED UPON REQUEST AT THE ACTUAL EXPENSE INCURRED BY THE COMPANY IN FURNISHING SUCH EXHIBITS. ANY SUCH REQUESTS SHOULD BE DIRECTED TO THE COMPANY'S SECRETARY AT THE COMPANY'S EXECUTIVE OFFICES SET FORTH IN THIS PROXY STATEMENT.

                              ELECTION OF DIRECTORS

NOMINEES

         The Company's bylaws provide that the number of directors shall be fixed from time to time by resolution of the Board of Directors. All directors are elected at each annual meeting of the Company's shareholders. Directors hold office until the next annual meeting of shareholders or until their successors have been elected and qualified.

         A board of nine directors is to be elected at the Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for each of the nominees named below. All of the nominees currently are directors of the Company. In the event that any such nominee is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee designated by the current Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

         The following table sets forth certain information regarding the Company's directors and executive officers.

                    NAME                        AGE                         POSITION HELD
                    ----                        ---                         -------------
              Fred W. Wagenhals                 57        Chairman of the Board, President, and
                                                              Chief Executive Officer
              Tod J. Wagenhals                  34        Executive Vice President, Secretary, and Director
              Christopher S. Besing             38        Vice President, Chief Financial Officer,
                                                              Treasurer, and Director
              Melodee L. Volosin                34        Vice President - Wholesale Division and Director
              John S. Bickford, Sr.             52        Vice President - Strategic Alliances and Director
              Paul G. Lang                      50        Managing Director of MiniChamps and Director
              Jack M. Lloyd                     49        Director
              Robert H. Manschot                55        Director
              Edward J. Bauman                  74        Director

         Fred W. Wagenhals has served as Chairman of the Board, President, and Chief Executive Officer of the Company since November 1993 and served as Chairman of the Board and Chief Executive Officer from May 1992 until September 1993 and as President from July 1993 until September 1993. Mr. Wagenhals co-founded Racing Champions, Inc. in April 1989 and served as a director of that company until April 1993. From October 1990 until May 1992, Mr. Wagenhals served as Chairman of the Board and Chief Executive Officer of Race Z, Inc. and Action Performance Sales, Inc., which were engaged in sales of promotional products and collectible items related to the racing industry.

         Tod J. Wagenhals has served as Executive Vice President of the Company since July 1995, as a director of the Company since December 1993, and as Secretary of the Company since November 1993. Mr. Wagenhals served as a Vice President of the Company from September 1993 to July 1995. Mr. Wagenhals served in various marketing capacities with the Company from May 1992 until September 1993 and with Action Performance Sales, Inc. from October 1991 until May 1992. Mr. Wagenhals was National Accounts Manager of Action Products, Inc. from January 1989 to October 1991. Mr. Wagenhals is the son of Fred W. Wagenhals.

         Christopher S. Besing has served as a Vice President and the Chief Financial Officer of the Company since joining the Company in January 1994, as a director of the Company since May 1995, and as Treasurer of the Company since February 1996. Prior to joining the Company, Mr. Besing held several financial and accounting positions with Orbital Sciences Corporation ("OSC") from September 1986 to December 1993, most recently as Director of Accounting and Controller of OSC's Launch Systems Group in Chandler, Arizona. Prior to joining OSC, Mr. Besing was employed as an accountant with Arthur Andersen LLP from January 1985 to August 1986. Mr. Besing is a Certified Public Accountant.

         Melodee L. Volosin has served as the Company's Vice President - Wholesale Division since September 1997 and has been a director of the Company since January 1997. Ms. Volosin served as the Director of the Company's Wholesale Division from May 1992 to September 1997. Ms. Volosin's duties include managing all of the Company's wholesale distribution of die-cast collectibles and other products, including advertising programs and budgeting. From 1983 to May 1992, Ms. Volosin served in various marketing capacities with Action Products, Inc. and its predecessors.

         John S. Bickford, Sr. has served as the Company's Vice President - Strategic Alliances since July 1997 and as a director of the Company since January 1997. Mr. Bickford also served as a consultant to the Company from January 1997 to June 1997. Mr. Bickford has served as President of Bickford Motorsports, Inc., which provides consulting and special project coordination services to race car drivers, car owners, and other businesses, from 1990 to the present. Mr. Bickford also publishes Racing for Kids magazine. From 1976 to the present, Mr. Bickford has served as President of MPD Racing Products, Inc., which manufactures race car parts for distribution through speed shops and high-performance engine shops. Mr. Bickford served as Vice President and General Manager of Jeff Gordon, Inc. from 1990 to 1995. Mr. Bickford currently serves as a director of Equipoise Balancing, Inc., a privately held company.

         Paul G. Lang has served as a director of the Company since August 1998. Mr. Lang also serves as Managing Director of Paul's Model Art, GmbH, MiniChamps, GmbH, Lang Miniaturen, GmbH, and Spielwaren Danhausen, GmbH (collectively, "MiniChamps"). Mr. Lang co-founded the various MiniChamps entities between 1988 and 1996 and served as Managing Director of each of those companies prior to the Company's acquisition of an 80% ownership interest in MiniChamps in August 1998. See "Certain Transactions" and "Executive Compensation - Employment Agreements."

         Jack M. Lloyd has served as a director of the Company since July 1995. Mr. Lloyd has served as the President and Chief Executive Officer of DenAmerica Corp., a publicly held corporation that owns and franchises Black-eyed Pea restaurants and is the largest franchisee of Denny's restaurants in the United States, since March 1996 and as Chairman of the Board of DenAmerica Corp. since July 1996. Mr. Lloyd served as the Chairman of the Board and Chief Executive Officer of Denwest Restaurant Corp. ("Denwest"), the second largest franchisee of Denny's restaurants in the United States, from 1987 until its merger with DenAmerica Corp. in March 1996. Mr. Lloyd also served as President of Denwest from 1987 until November 1994. Mr. Lloyd engaged in commercial and residential real estate development and property management as president of First Federated Investment Corporation during the early and mid-1980s. Mr. Lloyd currently serves as a director of Star Buffet, Inc., a publicly held company.

         Robert H. Manschot has served as a director of the Company since July 1995. Mr. Manschot currently serves as the Managing Director and Chairman of Manschot Investment Group L.L.C., an investment fund that is in the business of identifying and investing in companies that have significant potential for growth. Mr. Manschot also serves as Chairman of Seceurop Security Services in the United Kingdom and engages in business consulting services and venture capital activities as Chairman of RHEM International Enterprises, Inc. Mr. Manschot served as President and Chief Executive Officer of Rural/Metro Corporation ("Rural/Metro"), a publicly held provider of ambulance and fire protection services, from October 1988 until March 1995. Mr. Manschot joined Rural/Metro in October 1987 as Executive Vice President, Chief Operating Officer, and a member of its Board of Directors. Mr. Manschot was with the Hay Group, an international consulting firm, from 1978 until October 1987, serving as Vice President and a partner from 1984, where he led strategic consulting practices in Europe, Asia, and the western United States. Prior to joining the Hay Group, Mr. Manschot spent 10 years with several leading international hotel chains in senior operating positions in Europe, the Middle East, Africa, and the United States. Mr. Manschot currently serves as a director of Samoth Capital Corporation, DenAmerica Corp., and Premium Cigars International, which are publicly traded companies, and as a director of Silicon Entertainment, Inc., Thomas Pride Development, Inc., First Wave, Inc., Motorsports Promotions, Inc., and Sports Southwest, Inc., all of which are privately held companies.

         Edward J. Bauman has served as a director of the Company since February 1998. Mr. Bauman is the former owner and director of Richmond International Raceway. Mr. Bauman also served as Chairman of Draper Corporation, a textile machinery company, from 1987 until 1995 and as the Senior Advisor of Mergers & Acquisitions for Bankers Trust, New York from 1987 until 1992. Mr. Bauman served in various capacities with Blue Bell, Inc., the manufacturer of Wranglers, Jantzen, and other apparel from 1950 until 1987, most recently as Chairman, President, and Chief Executive Officer. Mr. Bauman currently serves as Chairman of the Board of Anderson Bauman Tourtellot Vos & Co., a turnaround management consulting firm. Mr. Bauman also serves as a director of Elk River Development Corp. and First Union Corporation, both of which are publicly traded companies, and Jay Garment Company, Precision Fabrics Group, Inc., and American Emergency Vehicles, all of which are privately held companies.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company held 11 meetings during the fiscal year ended September 30, 1998. Each of the Company's directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during fiscal 1998, and (ii) the total number of meetings held by all committees of the Board of Directors on which such person served during fiscal 1998.

         The Company's bylaws authorize the Board of Directors to appoint among its members one or more committees consisting of one or more directors. The Audit Committee, which consists of Jack M. Lloyd and Robert H. Manschot, non-employee directors of the Company, reviews the annual financial statements, any significant accounting issues, and the scope of the audit with the Company's independent auditors and discusses with the auditors any other audit related matters that may arise during the year. The Compensation Committee, which consists of Jack M. Lloyd and Robert H. Manschot, reviews and acts on matters relating to compensation levels and benefit plans for key executives of the Company. The Senior Committee, which consists of Jack
M. Lloyd and Robert H. Manschot, administers the discretionary program of the Company's 1993 Stock Option Plan with respect to grants of stock options and awards to officers of the Company, directors who are employees of the Company, and persons who own more than 10% of the Company's issued and outstanding Common Stock.

DIRECTOR COMPENSATION AND OTHER INFORMATION

         Employees of the Company do not receive compensation for serving as members of the Company's Board of Directors. Non-employee directors receive $2,500 for each meeting attended in person. All directors are reimbursed for their expenses in attending meetings of the Board of Directors. Directors who are employees of the Company are eligible to receive automatic grants of stock options pursuant to the Company's 1993 Stock Option Plan (the "1993 Plan"). Pursuant to the 1993 Plan, each of Messrs. Lloyd, Manschot, and Bauman received an automatic grant of options to acquire 10,000 shares of the Company's Common Stock on the date they were first elected as directors of the Company. In addition, each subsequent non-employee director of the Company will receive an automatic grant of options to acquire 10,000 shares of the Common Stock upon the date of his or her election or appointment as directors. Non-employee directors also receive an automatic grant of options to purchase 8,000 shares of Common Stock on the date of each annual meeting of shareholders of the Company. Accordingly, each of Messrs. Lloyd, Manschot, and Bauman will receive an automatic grant of options to purchase 8,000 shares of Common Stock on the date of the Meeting. Non-employee directors also are eligible to receive other grants of stock options or awards pursuant to the discretionary program of the 1993 Plan. See "Executive Compensation - 1993 Stock Option Plan."

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND OTHER COMPENSATION

         The following table sets forth certain information concerning the compensation for the fiscal years ended September 30, 1996, 1997, and 1998 earned by the Company's Chief Executive Officer and by the Company's other executive officers whose cash salary and bonus exceeded $100,000 during fiscal 1998 (the "Named Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG TERM
                                                                                      COMPENSATION
                                                                                     -------------
                                                                                         AWARDS
                                                                                     -------------
                                                                                       SECURITIES        ALL OTHER
                                                                                       UNDERLYING       COMPENSATION
NAME AND PRINCIPAL POSITION(1)               YEAR      SALARY($)(2)     BONUS($)     OPTIONS(#)(3)          ($)(4)
------------------------------               ----      ------------     --------     -------------    ------------
Fred W. Wagenhals                            1998        $459,616       $100,000        60,000(5)           $3,200
     Chairman of the Board, President,       1997         276,923         50,000        16,000               1,952
     and Chief Executive Officer             1996         250,000         75,000           --                4,854

Tod J. Wagenhals                             1998        $160,962        $40,000        40,000(6)           $3,200
     Executive Vice President,               1997         112,500         21,000        15,000               2,673
     Secretary, and Director                 1996          75,000         26,000        20,000               1,832

Christopher S. Besing                        1998        $160,962        $40,000        40,000(6)           $3,200
     Vice President, Chief Financial         1997         113,462         21,000        15,000               2,535
     Officer, Treasurer, and Director        1996          75,000         26,000        20,000               1,572

------------------

(1) The Company considers Fred W. Wagenhals, Tod J. Wagenhals, Christopher S. Besing, and David A. Husband to be its executive officers. Mr. Husband began his employment with the Company in May 1998, and his cash compensation during fiscal 1998 did not exceed $100,000.

(2) Messrs. Wagenhals, Wagenhals, and Besing also received certain perquisites, the value of which did not exceed 10% of their salary and bonus during fiscal 1998.

(3) The exercise prices of all stock options granted were equal to the fair market value of the Company's Common Stock on the date of grant.

(4) Amounts shown for fiscal 1998 represent matching contributions made by the Company to the Company's 401(k) Plan.

(5) Includes 30,000 options that were cancelled and reissued in June 1998. See "Executive Compensation - Option Repricings."

(6) Includes 20,000 options that were cancelled and reissued in June 1998. See "Executive Compensation - Option Repricings."

OPTION GRANTS

         The following table provides information on stock options granted to the Company's Named Officers during the fiscal year ended September 30, 1998.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                    INDIVIDUAL GRANTS
                             -----------------------------------------------------------------  POTENTIAL REALIZABLE
                                                                                              VALUE AT ASSUMED ANNUAL
                                 NUMBER OF        % OF TOTAL                                    RATES OF STOCK PRICE
                                SECURITIES         OPTIONS                                          APPRECIATION
                                UNDERLYING        GRANTED TO                                     FOR OPTION TERM(2)
                             OPTIONS GRANTED     EMPLOYEES IN      EXERCISE      EXPIRATION   ----------------------
NAME                              (#)(1)         FISCAL YEAR     PRICE ($/SH)       DATE            5%         10%
----                              ------         -----------     ------------       ----            --         ---
Fred W. Wagenhals........         30,000(3)          6.0%            $30.75       1/29/04(3)        --          --
                                  30,000             6.0%            $25.91       6/02/04        $264,316    $599,642
Tod J. Wagenhals.........         20,000(3)          4.0%            $30.75       1/29/04(3)        --          --
                                  20,000             4.0%            $25.91       6/02/04        $176,210    $399,761
Christopher S. Besing....         20,000(3)          4.0%            $30.75       1/29/04(3)        --          --
                                  20,000             4.0%            $25.91       6/02/04        $176,210    $399,761

------------------

(1) The options were granted at the fair value of the shares on the date of grant and have six-year terms. One-third of the options vest and become exercisable on each of the first, second, and third anniversaries of the date of grant.

(2) Potential gains are net of the exercise price, but before taxes associated with the exercise. Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The assumed 5% and 10% rates of stock price appreciation are provided in accordance with the rules of the SEC and do not represent the Company's estimate or projection of the future price of the Company's Common Stock. Actual gains, if any, on stock option exercises will depend upon the future market prices of the Company's Common Stock.

(3) These options were cancelled and reissued in June 1998. See "Executive Compensation - Option Repricings."

RECENT GRANTS OF STOCK OPTIONS

         During October and November 1998, the Company granted options to acquire an aggregate of 200,500 shares of Common Stock. These options include options to acquire 50,000 shares of Common Stock at an exercise price of $26.38 per share granted to Fred W. Wagenhals; options to acquire 20,000 shares of Common Stock at an exercise price of $26.38 per share granted to each of Christopher S. Besing, Melodee L. Volosin, and John S.

Bickford, Sr.; and options to acquire 10,000 shares of Common Stock at an exercise price of $26.38 per share granted to David A. Husband, all of which options were granted on November 20, 1998.

OPTION EXERCISES AND YEAR-END OPTION VALUES

         The following table provides information on options exercised in the last fiscal year by the Company's Named Officers and the value of each such officer's unexercised options at September 30, 1998.


               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                      OPTION VALUE AS OF SEPTEMBER 30, 1998

                                                                  NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                                 UNDERLYING UNEXERCISED         IN-THE MONEY OPTIONS
                                                             OPTIONS AT FISCAL YEAR-END(#)    AT FISCAL YEAR-END($)(1)
                            SHARES ACQUIRED       VALUE      -----------------------------    -------------------------
NAME                        ON EXERCISE (#)    REALIZED($)   EXERCISABLE     UNEXERCISABLE    EXERCISABLE UNEXERCISABLE
----                        ---------------    -----------   -----------     -------------    ----------- -------------
Fred W. Wagenhals.....          200,000       $4,375,000        95,333          40,667        $2,109,497   $116,823
Tod J. Wagenhals......            --               --          157,732          36,668        $3,685,495   $209,810
Christopher S. Besing.           26,472       $  818,978        18,333          36,667          $255,828   $206,052

------------------
(1) Calculated based upon the closing price of the Company's Common Stock as reported on the Nasdaq National Market on September 30, 1998 of $27.00 per share.

OPTION REPRICINGS

         The following table sets forth certain information with respect to the cancellation of outstanding stock options held by and the grant of replacement options to any of the Company's Named Officers during fiscal 1998. The Company has not repriced any options held by any of the Company's other executive officers since April 27, 1993, the date on which the Company's Common Stock became registered under Section 12 of the Exchange Act as a result of the Company's initial public offering. See "Compensation Committee Report on Executive Compensation Compensation Program - Stock Option Grants."

                           TEN-YEAR OPTION REPRICINGS

                                              NUMBER OF         MARKET        EXERCISE                  LENGTH OF
                                             SECURITIES        PRICE OF       PRICE AT                  ORIGINAL
                                             UNDERLYING        STOCK AT        TIME OF                 OPTION TERM
                                               OPTIONS          TIME OF       REPRICING                REMAINING AT
                                             REPRICED OR      REPRICING OR        OR         NEW         DATE OF
NAME AND PRINCIPAL                            AMENDMENT        AMENDMENT      AMENDMENT    EXERCISE    REPRICING OR
POSITION                            DATE         (#)              ($)            ($)       PRICE ($)     AMENDMENT
--------                          -------    -----------      -----------     ---------    ---------   ------------
Fred W. Wagenhals                 6/02/98       30,000          $25.91           $30.75      $25.91     5 yrs., 8 mo.
    Chairman of the Board,
    President, and Chief
    Executive Officer

Tod J. Wagenhals                  6/02/98       20,000          $25.91           $30.75      $25.91     5 yrs., 8 mo.
    Executive Vice President,
    Secretary, and Director

Christopher S. Besing             6/02/98       20,000          $25.91           $30.75      $25.91     5 yrs., 8 mo.
Vice President, Chief
Financial Officer, Treasurer,
and Director

EMPLOYMENT AGREEMENTS

         In connection with the August 1998 acquisition of MiniChamps, the Company, Paul G. Lang, and Mr. Lang's spouse entered into an Operating Agreement with respect to the management and operations of the MiniChamps entities. The Company and Mr. Lang also amended the terms of the then-existing Managing Director's Contract between Mr. Lang and Paul's Model Art GmbH. Under the Operating Agreement and the Managing Director's Contract, as amended (the "Service Agreement"), Mr. Lang serves as a Managing Director of the Company's operations in the European Community at a base salary of approximately $245,000 per annum, plus reimbursement for certain costs that Mr. Lang may be obligated to pay under German law. Mr. Lang also will be eligible to receive an annual bonus of 10% of the pre-tax profits of the MiniChamps entities, not to exceed approximately $55,000 per annum. Pursuant to the Service Agreement, in August 1998 the Company also granted Mr. Lang options to acquire 10,000 shares of Common Stock at an exercise price of $25.00 per share. The terms of the Service Agreement require the Company to reimburse Mr. Lang for expenses incurred on business trips and to provide Mr. Lang with an automobile. The Service Agreement contains provisions that prohibit Mr. Lang from (i) competing with the business of the Company, (ii) taking certain actions intended to hire other employees away from their employment with the Company, and (iii) making unauthorized use or disclosure of the Company's confidential information. The Service Agreement expires in August 2002, subject to automatic extension for the same length of time as any extension of the Operating Agreement.

         The Company has no written employment contracts with any of its other executive officers or directors. The Company offers its employees, including officers, medical and life insurance benefits. The executive officers and other key personnel of the Company are eligible to receive profit sharing distributions and discretionary bonuses, and are eligible to receive stock options under the Company's stock options plans.

401(k) PROFIT SHARING PLAN

         In October 1994, the Company established a defined contribution plan (the "401(k) Plan") that qualifies as a cash or deferred profit sharing plan under Sections 401(a) and 401(k) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). Under the 401(k) Plan, participating employees may defer from 1% to 15% of their pre-tax compensation, subject to the maximum allowed under the Internal Revenue Code. The Company will contribute $.50 for each dollar contributed by the employee, up to a maximum contribution of 2% of the employee's defined compensation. In addition, the 401(k) Plan provides that the Company may make an employer profit sharing contribution in such amounts as may be determined by the Board of Directors.

1993 STOCK OPTION PLAN

         The Company's 1993 Stock Option Plan, as amended (the "1993 Plan"), provides for the granting of options to acquire Common Stock of the Company as well as stock-based awards, as described below. A total of 2,750,000 shares of Common Stock may be issued under the 1993 Plan. As of January 19, 1999, an aggregate of 1,771,133 shares of the Company's Common Stock has been issued upon exercise of options granted pursuant to the 1993 Plan, and there were outstanding options to acquire an additional 928,507 shares of the Company's Common Stock. The 1993 Plan will remain in effect until September 24, 2001.

         Options and awards may be granted only to persons ("Eligible Persons") who at the time of grant are either (i) key personnel, including officers and directors of the Company or its subsidiaries, or (ii) consultants and independent contractors who provide valuable services to the Company or to its subsidiaries. Options that are incentive stock options may only be granted to employees of the Company or its subsidiaries. To the extent that granted options are incentive stock options, the terms and conditions of those options must be consistent with the qualification requirements set forth in the Internal Revenue Code. No employee of the Company may receive grants of options or awards representing more than 50 percent of the shares of Common Stock issuable under the 1993 Plan.

         The exercise prices, expiration dates, maximum number of shares purchasable, and the other provisions of the options will be established at the time of grant. The exercise prices of options that are not incentive stock options may not be less than 85% of the fair market value of the Common Stock at the time of the grant, and the exercise prices of incentive stock options may not be less than 100% (110% if the option is granted to a shareholder who at the time the option is granted owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company) of the fair market value of the Common Stock at the time of the grant. Options may be granted for terms of up to ten years and become exercisable in whole or in one or more installments at such time as may be determined upon a grant of the options. To exercise an option, the optionholder will be required to deliver to the Company full payment of the exercise price of the shares as to which the option is being exercised.

         The 1993 Plan includes an automatic program that provides for the automatic grant of stock options ("Automatic Options") to non-employee directors. Under the automatic program, each newly elected non-employee member of the Board of Directors receives Automatic Options to acquire 10,000 shares of Common Stock on the date of his or her first appointment or election to the Board of Directors. In addition, Automatic Options to acquire 8,000 shares of Common Stock are automatically granted to each non-employee director at the meeting of the Board of Directors held immediately after each annual meeting of shareholders. All Automatic Options vest and become exercisable immediately upon grant. A non-employee member of the Board of Directors is not eligible to receive the 8,000-share Automatic Option grant if that option grant date is within 30 days of such non-employee member receiving the 10,000-share Automatic Option grant. The exercise price per share of Common Stock subject to Automatic Options granted under the 1993 Plan will be equal to 100% of the fair market value of the Company's Common Stock (as defined in the 1993 Plan) on the date such options are granted. The Company believes that the automatic grant of stock options to non-employee directors is necessary to attract, retain, and motivate independent directors.

         The Company also may grant awards to Eligible Persons under the 1993 Plan. Stock appreciation rights ("SARs") entitle the recipient to receive a payment equal to the appreciation in market value of a stated number of shares of Common Stock from the price stated in the award agreement to the market value of the Common Stock on the date the SAR is first exercised or surrendered. Stock awards enable the Company to make direct grants of Common Stock to recipients. Cash awards entitle the recipient to receive direct payments of cash depending on the market value or the appreciation of the Common Stock or other securities of the Company.

1998 NON-QUALIFIED STOCK OPTION PLAN

         Under the Company's 1998 Non-Qualified Stock Option Plan (the "1998 Plan"), the Board of Directors may from time to time grant to key employees of the Company, other than directors or executive officers, non-statutory options to purchase shares of the Company's Common Stock. The exercise price, term, vesting conditions, and other terms for all options granted under the 1998 Plan will be determined at the time of grant by the Board of Directors or a board committee appointed to administer the 1998 Plan. A total of 500,000 shares of Common Stock may be issued pursuant to the 1998 Plan. As of January 19, 1999, an aggregate of 6,667 shares of Common Stock has been issued upon exercise of options granted pursuant to the 1988 Plan and there were outstanding options to acquire 171,333 shares of Common Stock. The 1998 Plan expires in 2008.

LIMITATION OF DIRECTORS' LIABILITY; INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES, AND AGENTS

         The Company's Amended and Restated Articles of Incorporation (the "Restated Articles") eliminate the personal liability of any director of the Company to the Company or its shareholders for money damages for any action taken or failure to take any action as a director of the Company, to the fullest extent allowed by the Arizona Business Corporation Act (the "Business Corporation Act"). Under the Business Corporation Act, directors of the Company will be liable to the Company or its shareholders only for (i) the amount of a financial benefit received by the director to which the director is not entitled; (ii) an intentional infliction of harm on the Company or its shareholders; (iii) certain unlawful distributions to shareholders; and (iv) an intentional violation of criminal law. The effect of these provisions in the Restated Articles is to eliminate the rights of the Company and its shareholders (through shareholders' derivative suits on behalf of the Company) to recover money damages from a director for all actions or omissions as a director (including breaches resulting from negligent or grossly negligent behavior) except in the situations described in clauses (i) through (iv) above. These provisions do not limit or eliminate the rights of the Company or any shareholder to seek non-monetary relief such as an injunction or rescission in the event of a breach of a director's duty of care.

         The Company's Restated Articles require the Company to indemnify and advance expenses to any person who incurs liability or expense by reason of such person acting as a director of the Corporation, to the fullest extent allowed by the Business Corporation Act. This indemnification is mandatory with respect to directors in all circumstances in which indemnification is permitted by the Business Corporation Act, subject to the requirements of the Business Corporation Act. In addition, the Company, in its sole discretion, may indemnify and advance expenses, to the fullest extent allowed by the Business Corporation Act, to any person who incurs liability or expense by reason of such person acting as an officer, employee or agent of the Company, except where indemnification is mandatory pursuant to the Business Corporation Act, in which case the Company is required to indemnify to the fullest extent required by the Business Corporation Act.

                              CERTAIN TRANSACTIONS

         The Company currently leases a building in Tempe, Arizona, containing approximately 46,000 square feet, which the Company utilized for its corporate, administrative and sales offices and warehouse facilities prior to September 1997. Prior to March 1998, Fred W. Wagenhals owned a one-third interest in F.W. Investments, a partnership that owned this facility. In March 1998, Mr. Wagenhals became the sole owner of this facility. The Company paid F.W. Investments rent of approximately $175,000 during fiscal 1998. During fiscal 1998, the Company made a refundable deposit of $900,000 to Mr. Wagenhals towards the purchase of the facility. The Company currently is negotiating the final purchase agreement with Mr. Wagenhals and intends to either sell or lease the facility to an unaffiliated third party.

         In connection with the formation of Performance Plus Nutritional, L.L.C. ("Performance Plus"), Fred W. Wagenhals and Mr. Wagenhals' spouse personally invested on behalf of Performance Plus certain organizational and other capital expenditures totally approximately $134,000. In addition, Mr. and Mrs. Wagenhals personally assisted in the creation and procurement of certain intangible assets on behalf of Performance Plus, including procuring certain license and endorsement agreements between Performance Plus and certain third parties. The Company owns 58% of the membership interests of Performance Plus and has agreed to provide a line of credit to Performance Plus for up to $4.0 million for working capital purposes. Upon the formation of Performance Plus, Mrs. Wagenhals was appointed as President of Performance Plus and is one of the Managers of Performance Plus pursuant to Performance Plus' Operating Agreement. In September 1998, Performance Plus paid to Mr. and Mrs. Wagenhals an aggregate of $250,000 as return of amounts invested by Mr. and Mrs. Wagenhals on behalf of Performance Plus and in connection with the creation of Performance Plus and procurement of intangible assets on behalf of Performance Plus. In connection with this payment, Mr. and Mrs. Wagenhals released any claim for or right to any membership interest in Performance Plus prior to or at the time of its organization.

         In August 1998, the Company acquired an 80% ownership interest in MiniChamps from Paul G. Lang and Mr. Lang's spouse. The purchase price paid by the Company to Mr. and Mrs. Lang consisted of cash of $21.5 million. In connection with the acquisition of MiniChamps, Mr. Lang became a director of the Company and entered into a Service Agreement with the Company. See "Executive Compensation - Employment Agreements." In addition, the Company and Mrs. Lang entered into a Service Agreement on terms substantially the same as the agreement with Mr. Lang, except that Mrs. Lang receives a salary of approximately $126,000 per annum and her bonus may not exceed approximately $39,000 per annum.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

OVERVIEW AND PHILOSOPHY

         The Company's Board of Directors has appointed a Compensation Committee (the "Committee"), consisting of non-employee members of the Board of Directors, which makes decisions on the compensation of the Company's executive officers. The Compensation Committee makes every effort to ensure that the compensation plan is consistent with the Company's values and is aligned with the Company's business strategy and goals.

         The Company's compensation program for executive officers consists primarily of base salary, annual discretionary bonuses, and long-term incentives in the form of stock options. Executives also participate in various other benefit plans, including medical and retirement plans, that generally are available to all employees of the Company.

         The Company's philosophy is to pay base salaries to executives at levels that enable the Company to attract, motivate, and retain highly qualified executives. The bonus program is designed to reward individuals for performance based on the Company's financial results as well as the achievement of personal and corporate objectives that contribute to the long-term success of the Company in building shareholder value. Stock option grants are intended to result in minimal or no rewards if the price of the Company's Common Stock does not appreciate, but may provide substantial rewards to executives as the Company's shareholders in general benefit from stock price appreciation.

         The Company follows a subjective and flexible approach rather than an objective or formula approach to compensation. Various factors, as discussed below, receive consideration without any particular weighting or emphasis on any one factor. In establishing compensation for the fiscal year ended September 30, 1998, the Committee took into account, among other things, the financial results of the Company, compensation paid in prior years, and compensation of executive officers employed by companies of similar size in similar industries.

BASE SALARY

         Base salaries for executive positions are established relative to the Company's financial performance and comparable positions in similarly sized companies. From time to time, the Company uses competitive surveys and outside consultants to help determine the relevant competitive pay levels. The Company targets base pay at the level required to attract and retain highly qualified executives. In determining salaries, the Committee also takes into account individual experience and performance, salary levels relative to other positions within the Company, and specific needs particular to the Company.

         The Committee reviews salaries recommended by the Chief Executive Officer for executive officers other than the Chief Executive Officer. In formulating these recommendations, the Chief Executive Officer considers the overall performance of the Company and conducts an informal evaluation of individual officer performance. Final decisions on any adjustments to the base salary for executives other than the Chief Executive Officer are made by the Committee in conjunction with the Chief Executive Officer. The Committee's evaluation of the recommendations by the Chief Executive Officer considers the same factors outlined above and is subjective, with no particular weight assigned to any one factor. After reviewing the Chief Executive Officer's recommendations, the Committee approved base salary increases for the Company's executive officers during fiscal 1998 as a result of increased responsibilities and the Company's financial performance during the year.

ANNUAL DISCRETIONARY BONUSES

         Annual discretionary bonuses are based on the Company's financial performance and the efforts of its executives. Performance is measured based on profitability and revenue and the successful achievement of functional and personal goals. The Committee reviews discretionary bonuses recommend by the Chief Executive Officer for executives officers other than the Chief Executive Officer. In formulating these recommendations, the Chief Executive Officer takes into consideration the Company's achievement of sales, net income, and other performance criteria as well as individual responsibility, performance, and compensation levels. The Committee reviews these recommendations with the Chief Executive Officer and makes final adjustments to the discretionary bonus amounts. The Committee's evaluation of the factors described above is subjective, with no particular weight being assigned to any one factor. During the first quarter of fiscal 1998, the Company paid incentive bonuses to its executive officers for their performance during fiscal 1997.

STOCK OPTION GRANTS

         The Company strongly believes in utilizing grants of stock options to tie executive rewards directly to the long-term success of the Company and increases in shareholder value. Stock option grants also will enable executives to develop and maintain a significant ownership position in the Company's Common Stock. The amount of options granted takes into account options previously granted to an individual. In January 1998, the Board of Directors granted options an aggregate of 132,500 shares of Common Stock to certain key employees of the Company. These option grants included options to acquire 30,000, 20,000, and 20,000 shares of Common Stock at an exercise price of $30.75 per share to Fred W. Wagenhals, Tod J. Wagenhals, and Christopher S. Besing, respectively.

         In June 1998, the Committee authorized a reduction of the exercise price of the options granted to key employees in January 1998, including options granted to Messrs. Wagenhals, Wagenhals, and Besing. The new exercise price for those options was fixed at $25.91 per share, which was the market price of the Company's

Common Stock at the time of the repricings. Stock options granted to employees under the Company's stock option plans are intended to provide incentives to the employees to work to achieve long-term success for the Company. The decline in the market price of the Company's Common Stock following the January 1998 grant date frustrated the purpose of the options, and the Committee deemed it in the best interest of the Company to reduce the exercise price to the market price at the time of the repricing. With respect to the repriced options, the vesting period of those options was revised at the time of repricing. See the table included under "Executive Compensation - Option Repricings" for further information on the option repricing.

OTHER BENEFITS

         Executive officers are eligible to participate in benefit programs designed for all full-time employees of the Company. These programs include medical insurance, a qualified retirement program allowed under Section 401(k) of the Internal Revenue Code, and life insurance coverage.

CHIEF EXECUTIVE OFFICER COMPENSATION

         The Committee considers the same factors outlined above for other executive officers in evaluating the base salary, incentive bonus, and other compensation of Fred W. Wagenhals, the Company's Chairman of the Board, President, and Chief Executive Officer. The Committee's evaluation of Mr. Wagenhals' base salary and incentive bonus is subjective, with no particular weight assigned to any one factor. During fiscal 1998, the Company increased Mr. Wagenhals base salary from $350,000 to $500,000 per annum as a result of the significant increases in the Company's sales, net income, and other criteria. In addition, during the first quarter of fiscal 1998, the Company paid a bonus of $100,000 to Mr. Wagenhals for his performance during fiscal 1997.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(m)

         Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation in excess of $1.0 million paid to each of any publicly held corporation's chief executive officer and four other most highly compensated executive officers. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. The Company believes that its compensation arrangements with its executive officers will not exceed the limits on deductibility during its current fiscal year.

         This report has been furnished by the members of the Compensation Committee of the Board of Directors of Action Performance Companies, Inc.

                  Jack M. Lloyd
                  Robert H. Manschot

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During the fiscal year ended September 30, 1998, the Company's Compensation Committee consisted of Jack M. Lloyd and Robert H. Manschot. Neither of such individuals had any contractual or other relationships with the Company during such fiscal year except as directors.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors, officers, and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC. Directors, officers, and greater than 10% shareholders are required by the SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file. Based solely upon the Company's review of the copies of such forms received by it during the fiscal year ended September 30, 1998 and written representations that no other reports were required, the Company believes that each person who at any time during such fiscal year was a director, officer, or beneficial owner of more than 10% of the Company's Common Stock complied with all Section 16(a) filing requirements during such fiscal year except that (i) Edward J. Bauman, David A. Husband, and Charles C. Blossom (a former officer and director of the Company) each filed a late report on Form 3 with respect to their ownership of the Company's securities as of the date that they became officers and/or directors of the Company; (ii) Fred W. Wagenhals filed a late report on Form 5 covering two transactions; (iii) Christopher S.

Besing filed a late report on Form 5 covering two transactions; and (iv) Paul G. Lang timely filed a report on Form 5 covering one transaction that was required to have been reported earlier on Form 4.

                                PERFORMANCE GRAPH

         The following line graph compares cumulative total shareholder returns for (i) the Company's Common Stock; (ii) the Standard & Poor's SmallCap 600 Index (the "SmallCap 600"); and (iii) the Russell 2000 Index (the "Russell 2000"). At this time, the Company does not believe it can reasonably identify an industry peer group. The Company has instead selected the Russell 2000, which includes companies with similar market capitalizations to that of the Company, as a comparative index for purposes of complying with certain requirements of the SEC.

         The graph assumes an investment of $100 in each of the Company's Common Stock, the SmallCap 600, and the Russell 2000 of $100 on September 30, 1994. The graph covers the period from October 1, 1994 through the fiscal year ended September 30, 1998. The calculation of cumulative shareholder return for the SmallCap 600 and the Russell 2000 includes reinvestment of dividends. The calculation of cumulative shareholder return on the Company's Common Stock does not include reinvestment of dividends because the Company did not pay dividends during the measurement period. The performance shown is not necessarily indicative of future performance.

                                                          CUMULATIVE TOTAL RETURN
                                       -------------------------------------------------------------
                                         9/93      9/94      9/95      9/96       9/97        9/98
                                        ------    ------    ------    ------    --------    --------
ACTION PERFORMANCE COMPANIES, INC.      100.00    102.50    340.00    515.00    1,165.00    1,080.00
SMALLCAP 600                            100.00     99.42    125.45    144.66      198.14      167.73
RUSSELL 2000                            100.00    102.56    126.66    143.20      190.84      157.54

            SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS, DIRECTORS,
                                  AND OFFICERS

         The following table sets forth certain information regarding the shares of the Company's outstanding Common Stock beneficially owned as of January 19, 1999 by (i) each of the Company's directors and executive officers, (ii) all directors and executive officers as a group, and (iii) each other person who is known by the Company to beneficially own or to exercise voting or dispositive control over more than 5% of the Company's Common Stock.


                                                      NUMBER OF SHARES                      APPROXIMATE
NAME AND ADDRESS OF                                     AND NATURE OF                      PERCENTAGE OF
BENEFICIAL OWNER(1)                                BENEFICIAL OWNERSHIP(2)             OUTSTANDING SHARES(2)
-------------------                                -----------------------             ---------------------
DIRECTORS AND EXECUTIVE OFFICERS
--------------------------------
Fred W. Wagenhals...........................            2,194,933 (3)                          13.0%
Tod J. Wagenhals............................               80,321 (4)                              *
Christopher S. Besing.......................               41,861 (5)                              *
Melodee L. Volosin..........................               21,331 (6)                              *
John S. Bickford, Sr........................               23,976 (7)                              *
Paul G. Lang................................               12,000                                  *
David A. Husband(8).........................                  ---                                ---
Jack M. Lloyd...............................               34,000 (9)                              *
Robert H. Manschot..........................               35,200 (10)                             *
Edward J. Bauman............................               12,000 (11)                             *
All directors and executive officers
as a group (ten persons)....................            2,468,622                              14.5%

5% SHAREHOLDERS
---------------
Pilgrim Baxter & Associates.................            1,189,700 (12)                          7.1%
Rainier Investment Management, Inc..........            1,087,350 (13)                          6.5%
AMVESCAP PLC................................              971,780 (14)                          5.8%
FMR Corp....................................              907,001 (15)                          5.4%

-------------------
* Less than 1% of outstanding shares of Common Stock

(1) Each person named in the table has sole voting and investment power with respect to all Common Stock beneficially owned by him or her, subject to applicable community property law, except as otherwise indicated. Except as otherwise indicated, each person may be reached through the Company at 4707 East Baseline Road, Phoenix, Arizona 85040.

(2) The percentages shown are calculated based upon 16,761,598 shares of Common Stock outstanding on January 19, 1999. The numbers and percentages shown include the shares of Common Stock actually owned as of January 19, 1999 and the shares of Common Stock that the identified person or group had the right to acquire within 60 days of such date. In calculating the percentage of ownership, all shares of Common Stock that the identified person or group had the right to acquire within 60 days of January 19, 1999 upon the exercise of options are deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by such person or group, but are not deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by any other person.

(3) Represents 2,099,600 shares of Common Stock and vested options to acquire 95,333 shares of Common Stock.

(4) Represents 41,456 shares of Common Stock and vested options to acquire 38,865 shares of Common Stock.

(5) Represents 23,528 shares of Common Stock and vested options to acquire 18,333 shares of Common Stock.

(6)  Represents vested options to acquire 21,331 shares of Common Stock.

(7) Represents 15,643 shares of Common Stock and vested options to acquire 8,333 shares of Common Stock.

(8) Mr. Husband serves as the Company's Vice President - Finance and Accounting and Chief Accounting Officer.

(9)  Represents vested options to acquire 34,000 shares of Common Stock.

(10) Represents 5,000 shares of Common Stock and vested options to acquire 30,200 shares of Common Stock.

(11) Represents 2,000 shares of Common Stock and vested options to acquire 10,000 shares of Common Stock.

(12) Represents 1,189,700 shares beneficially owned by Pilgrim Baxter & Associates, Ltd. ("Pilgrim"). Pilgrim has sole voting power with respect to 1,189,700 shares and sole dispositive power with respect to 1,013,400 shares of Common Stock. The address of Pilgrim is 825 Duportail Road, Wayne, Pennsylvania, 19087.

(13) Represents 1,087,350 shares beneficially owned by Rainier Investment Management, Inc. ("Rainier"). Rainier has sole voting power with respect to 969,500 shares and sole dispositive power with respect to 1,087,350 shares of Common Stock. All shares of the Common Stock are held by individual and institutional clients for which Rainier serves as investment adviser. Rainier is the owner of record and disclaims beneficial ownership of such shares. The address of Rainier is 601 Union Street, Suite 2801, Seattle, Washington 98101.

(14) Represents 971,780 shares beneficially owned by AMVESCAP PLC. AMVESCAP PLC and six of its subsidiaries have shared voting power and shared dispositive power with respect to 971,780 shares of Common Stock. Such shares of Common Stock are held by the six subsidiaries of AMVESCAP PLC on behalf of other persons who have the right to receive or the power to direct the receipt of dividends from such shares or the proceeds from the sale of such shares. The interest of any of such persons does not exceed 5% of the outstanding shares of Common Stock. AMVESCAP PLC and its subsidiaries may disclaim beneficial ownership of such shares. The address of AMVESCAP PLC is 1315 Peachtree St. NE, Atlanta, Georgia 30309.

(15) Represents 907,001 shares beneficially owned by FMR Corp., Edward C. Johnson 3d, Chairman of FMR Corp., and Abigail Johnson, Director of FMR Corp. FMR Corp., Mr. Johnson, and Ms. Johnson have sole voting power with respect to 232,500 shares and sole dispositive power with respect to 907,001 shares of Common Stock. All shares of the Common Stock are held by various subsidiaries or entities either wholly owned or controlled by FMR Corp., Mr. Johnson, or Ms. Johnson that serve as investment advisers to various investment companies. The address of FMR Corp., Mr. Johnson, and Ms. Johnson is 82 Devonshire Street, Boston, Massachusetts 02109.

                         PROPOSAL TO AMEND THE COMPANY'S
                            ARTICLES OF INCORPORATION
                            TO INCREASE THE NUMBER OF
                        AUTHORIZED SHARES OF COMMON STOCK
                  AND TO ELIMINATE AUTHORITY TO ISSUE SHARES OF
                             CLASS A PREFERRED STOCK

         The Board of Directors has approved a proposal to amend the Company's First Amended and Restated Articles of Incorporation (the "Articles") to increase the number of authorized shares of Common Stock from 25,000,000 to 100,000,000 shares and to eliminate the authorization to issue Class A Preferred Stock. The Board of Directors recommends a vote "FOR" the proposed amendment of the Company's Articles. The full text of the proposed amendment is included as "Appendix A" to this Proxy Statement. If approved by the shareholders, the proposed amendment will become effective upon the filing of Articles of Amendment to the Articles with the Arizona Corporation Commission, which will occur as soon as reasonably practicable.

INCREASE IN NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE

         It is proposed to increase the number of shares of Common Stock authorized for issuance from 25,000,000 shares to a maximum of 100,000,000 shares. The proposed increase in the number of shares authorized for issuance recognizes the growth of the Company's operations and the increase in the number of outstanding shares of the Company's Common Stock as a result of (i) the Company's initial public offering in 1993 and subsequent public and private offerings of Common Stock; (ii) the issuance of shares of Common Stock in connection with various acquisitions; (iii) the issuance of shares as a result of a stock split effected as a stock dividend in May 1996; and (iv) the issuance of shares of Common Stock upon exercise of employee stock options. As a result of these issuances, as of the Record Date there were 16,761,598 shares of Common Stock outstanding. Approximately 3,199,500 additional shares of Common Stock currently are issuable upon exercise of outstanding employee stock options and warrants and upon conversion of outstanding convertible notes. As a result, an aggregate of approximately 19,961,100 of the 25,000,000 shares of Common Stock authorized for issuance under the Articles currently are outstanding or issuable.

         The proposed increase in the number of shares of Common Stock authorized for issuance will provide the Company with the flexibility necessary to enable it to (a) raise additional capital through one or more public offerings or private placements of shares of Common Stock or options, warrants, convertible debt, convertible preferred stock, or other securities exercisable or convertible into shares of Common Stock; (b) acquire additional assets or businesses by using shares of Common Stock for a portion or all of the consideration paid to the sellers; (c) repay existing indebtedness by issuing shares of Common Stock in lieu of cash; (d) attract and retain directors, officers, and key employees and motivate such persons to exert their best efforts on behalf of the Company by issuing options to acquire shares of Common Stock; or (e) effect stock splits in the form of a stock dividend or otherwise to make stock dividends to existing shareholders. The Board of Directors believes that the number of shares of Common Stock currently authorized for issuance is not adequate to provide a sufficient number of shares for transactions such as those described above as and when they may arise in the future. For example, the Board of Directors may in the future determine that the significant increase in market value of the Company's Common Stock in recent years would make it advisable to declare a stock split in the form of a stock dividend to existing shareholders. The Board of Directors also believes that the proposed increase in the number of authorized shares of Common Stock could be an important factor in the Company's ability to raise capital and to acquire significant amounts of new assets. Accordingly, the Board of Directors believes that the proposed amendment to the Articles is appropriate and in the best interests of the Company and its shareholders generally.

         Upon approval of the proposed amendment to the Articles and filing of Articles of Amendment with the Arizona Corporation Commission, the authorized shares of Common Stock will be available for issuance by action of the Board of Directors for any of the reasons described above or for any other corporate purpose. The authorized shares of Common Stock in excess of those issued will be available for issuance at such times and for such corporate purposes as the Board of Directors may deem advisable, without further action by the Company's shareholders, except as may be required by applicable law or by the rules of the Nasdaq National Market or any other stock exchange or national securities association trading system on which the Common Stock may be listed or traded. Upon issuance, such shares will have the same rights as the outstanding shares of Common Stock. Holders of Common Stock have no preemptive rights.

         The Company has no arrangements, agreements, understandings, or plans at the present time for the issuance or use of the additional shares of Common Stock proposed to be authorized. The Board of Directors does not intend to issue any Common Stock except on terms that the directors deem to be in the best interests of the Company and its then-existing shareholders. Any future issuance of Common Stock will be subject to the rights and preferences of holders of outstanding shares of any preferred stock that the Company may issue in the future.

SERIAL PREFERRED STOCK

         The proposed amendment will not affect the ability of the Company to issue Serial Preferred Stock. The Articles authorize the Board of Directors to issue up to 5,000,000 shares of Serial Preferred Stock in one or more series and to fix the rights, preferences, privileges, and restrictions, including dividend rights, conversion rights, voting rights, rights and terms of redemption, redemption price or prices, liquidation preferences, and the number of shares constituting any series or the designation of such series, without any further vote or action by the shareholders. The issuance of Serial Preferred Stock may have the effect of delaying, deferring, or preventing a change in control of the Company without further action by the shareholders. The issuance of Serial Preferred Stock with voting and conversion rights may adversely affect the voting power of the holders of Common Stock, including the loss of voting control to others. No Serial Preferred Stock currently is outstanding and the Company has no present plans to issue any shares of Serial Preferred Stock.

ELIMINATION OF CLASS A PREFERRED STOCK

         In connection with a specific transaction in 1995, the Company issued 500 shares of Class A Preferred Stock out of the authorized Serial Preferred Stock. During 1996, the holder of those shares converted all outstanding shares of Class A Preferred Stock into shares of Common Stock and the Class A Preferred Stock was returned to the status of authorized but unissued Serial Preferred Stock. The proposed amendment is intended to simplify the Articles by eliminating shares of Class A Preferred Stock from the Company's authorized capital.

POTENTIAL EFFECTS OF THE PROPOSED AMENDMENT

         In deciding whether to issue additional shares of Common Stock, the Board of Directors will carefully consider the effect of the issuance on the operating results of the Company and its then-existing shareholders. With the exception of stock dividends, including stock splits effected as stock dividends, issuances of Common Stock may result in dilution to the investments of existing shareholders. In addition, issuances of Common Stock could be used to discourage or make more difficult a business combination or an attempt to obtain control of the Company that is not approved by the Company's Board of Directors, even when those attempts may be in the best interests of some or all of the Company's shareholders. Certain provisions of Arizona law relating to business combinations with interested shareholders also may create a potential restraint on takeovers or other changes in control of the

Company. The Board of Directors did not propose this amendment for the purpose of discouraging mergers, tender offers, proxy contests or other changes in control of the Company and the Company is not aware of any specific effort to accumulate its Common Stock or to obtain control of the Company by means of a merger, tender offer, solicitation, or otherwise.

         No rights of appraisal or similar rights of dissenters exist with respect to this matter.

RATIFICATION BY SHAREHOLDERS OF THE PROPOSED AMENDMENT TO THE RESTATED ARTICLES

         Approval of the proposed amendment to the Articles will require the affirmative vote of the holders of a majority of the total number of the issued and outstanding shares of the Company's Common Stock. Upon approval by the Company's shareholders, the proposed amendment will become effective upon filing of Articles of Amendment with the Arizona Corporation Commission, which will occur as soon as practicable following the Meeting. In the event that the proposed amendment is not approved by the Company's shareholders at the Meeting, the current Articles will remain in effect.

                        PROPOSAL TO APPROVE THE COMPANY'S
                            1999 INCENTIVE STOCK PLAN

         The Board of Directors has approved the Company's 1999 Incentive Stock Plan (the "Incentive Plan"), subject to approval by the Company's shareholders at the Meeting. The full text of the Incentive Plan is included as "Appendix B" to this Proxy Statement. The Board of Directors believes that it is in the best interests of the Company to adopt the Incentive Plan. Accordingly, the Board of Directors recommends a vote "FOR" the proposal to approve the Incentive Plan.

GENERAL TERMS OF THE INCENTIVE PLAN; SHARES AVAILABLE FOR ISSUANCE

         The Incentive Plan is intended to attract, retain, and motivate directors, employees, and independent contractors who provide valuable services to the Company by providing them with the opportunity to acquire a proprietary interest in the Company and to link their interest and efforts to the long-term interests of the Company's shareholders. The Incentive Plan provides for the granting of awards to employees, directors, and independent contractors eligible to receive awards under the Incentive Plan. Such awards may include, but are not limited to, incentive stock options, nonqualified stock options, stock appreciation rights ("SARs"), and restricted stock awards.

         The Incentive Plan authorizes the issuance of the lesser of (i) a number of shares equal to 5% of the outstanding shares of Common Stock, or (ii) 2,000,000 shares of Common Stock. The maximum number of shares covered by awards granted to any individual in any year may not exceed 50% of the total number of shares that may be issued under the Incentive Plan. If any award is forfeited, terminated, canceled, does not vest, or expires without having been exercised in full, stock not issued under such award will again be available for the purposes of the Incentive Plan. If SARs are settled in cash, the shares covered by such SARs will remain available for the granting of other awards. If any change is made in the stock subject to the Incentive Plan, or subject to any award granted under the Incentive Plan (through consolidation, spin-off, recapitalization, stock dividend, split-up, combination of shares, exchange of shares, or otherwise), the Incentive Plan provides that appropriate adjustments will be made as to the aggregate number and type of shares available for awards, the maximum number and type of shares that may be subject to awards to any individual, the number and type of shares covered by each outstanding award, and the exercise price per share (but not the total price) for stock options, SARs, or similar outstanding awards.

         The Incentive Plan provides that it is not intended to be the exclusive means by which the Company may issue options to acquire its Common Stock or any other type of award. To the extent permitted by applicable law, the Company may issue any other options, warrants, or awards other than pursuant to the Incentive Plan without shareholder approval.

ELIGIBILITY AND ADMINISTRATION

         Employees of the Company, non-employee directors, proposed directors, proposed employees, and independent contractors will be eligible to receive Awards under the Incentive Plan. Options that are incentive stock options may be granted only to employees of the Company.

         The Board of Directors will administer the Incentive Plan. The Board, in its sole discretion, may delegate all or any portion of its authority and duties under the Incentive Plan to one or more committees appointed by the Board under such conditions and limitations as the Board may from time to time establish. The Board and/or any committee that has been delegated the authority to administer the Incentive Plan is referred to as the "Plan Administrator." The Plan Administrator will have the authority, in its discretion, to determine all matters relating to awards, including the selection of the individuals to be granted awards, the type of awards, the number of shares of Common Stock subject to an award, vesting conditions, and any and all other terms, conditions, restrictions, and limitations, if any, of an award.

GRANT AND EXERCISE OF AWARDS

Stock Options

         The expiration date, maximum number of shares purchasable, vesting provisions, and any other provisions of options granted under the Incentive Plan will be established at the time of grant. The Plan Administrator will set the term of each option, but no incentive stock options may be granted for terms of greater than 10 years. Options will vest and become exercisable in whole or in one or more installments at such time as may be determined by the Plan Administrator. The Board of Directors will have the discretion to provide for the automatic acceleration of the vesting of outstanding options in the event of a "Transfer of Control" (as defined in the Incentive Plan).

         The exercise prices of options will be determined by the Plan Administrator, but if the option is intended to be an incentive stock option, the exercise price may not be less than 100% of the fair market value of the Common Stock at the time of the grant (110% of the fair market value if the option is granted to a shareholder who at the time the option is granted owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its subsidiaries). On January 19, 1999, the closing price of the Company's Common Stock on the Nasdaq National Market was $36.38 per share.

Stock Appreciation Rights

         SARs will entitle the holder to receive a payment equal to the appreciation in the market value of a stated number of shares of Common Stock from the price stated in the award agreement to the market value of the Common Stock on the date the SAR is exercised. Such payment may be made in cash or in shares of Common Stock valued as of the date of the surrender, or partly in cash and partly in shares of Common Stock, as determined in the sole discretion of the Plan Administrator. The Plan Administrator may grant SARs either in tandem with an option or with respect to a number of shares for which no options are granted. Consistent with the provisions of the Incentive Plan, the Plan Administrator may determine such terms, conditions, restrictions, and limitations, if any, on any SARs, including a maximum appreciation value payable for SARs.

Restricted Stock Awards

         The Plan Administrator also may grant restricted stock awards in Common Stock or denominated in units of Common Stock. The Plan Administrator, in its discretion, may make such awards subject to conditions and restrictions that may be based on continuous service with the Company or the attainment of certain performance goals related to profits, profit growth, profit-related return ratios, cash flow or shareholder returns. The Plan Administrator may choose, at the time of granting a restricted stock award or at any time thereafter up to the time of payment of the award, to include as part of such award an entitlement to receive dividends or dividend equivalents, subject to such terms as the Plan Administrator may establish. All dividends or dividend equivalents that are not paid currently, in the Plan Administrator's sole discretion, may accrue interest and be paid to the award holder if, when, and to the extent such award is paid.

TRANSFERABILITY OF OPTIONS; TERMINATION OF EMPLOYMENT OR SERVICES TO THE COMPANY

         Except as otherwise allowed by the Plan Administrator, options granted under the Incentive Plan are nontransferable other than by will or by the laws of descent and distribution upon the death of the holder and, during the lifetime of the holder, are exercisable only by such holder. The Plan Administrator will determine the terms and conditions under which options may be exercised following the termination of the holder's relationship with the Company. Incentive stock options, however, will not be exercisable for more than
(i) up to three months after termination of the holder's employment for reasons other than death or disability, or (ii) up to one year after termination due to disability.

DURATION AND MODIFICATION

         The Incentive Plan will remain in force until January 29, 2009, unless sooner terminated by the Board of Directors. After the Incentive Plan is terminated, no future awards may be granted, but awards previously granted will remain outstanding in accordance with their applicable terms and conditions. The Board of Directors may amend, suspend or terminate the Incentive Plan at any time, except that that the Board of Directors may not amend the Incentive Plan to increase the number of shares available for issuance under the Incentive Plan (other than through consolidation, spin-off, recapitalization, stock dividend, split-up, combination of shares, exchange of shares, or otherwise) without the approval of the Company's shareholders. Despite the foregoing, the Board of Directors, in its sole discretion, may bifurcate the Incentive Plan so as to restrict, limit, or condition the use of any provision of the Incentive Plan to participants who are officers, directors or shareholders subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Incentive Plan with respect to other participants.

FEDERAL INCOME TAX CONSEQUENCES

         Certain options granted under the Incentive Plan will be intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code. Accordingly, there will be no taxable income to an employee when an incentive stock option is granted to him or her or when that option is exercised. The amount by which the fair market value of the shares at the time of exercise exceeds the exercise price, however, generally will be treated as an item of preference in computing the alternate minimum taxable income of the optionholder. If an optionholder exercises an incentive stock option and does not dispose of the shares within either two years after the date of the grant of the option or one year of the date the shares were transferred to the optionholder upon exercise, any gain realized upon disposition will be taxable to the optionholder as a capital gain. If the optionholder does not satisfy the applicable holding periods, however, the difference between the exercise price and the fair market value of the shares on the date of exercise of the option will be taxed as ordinary income, and the balance of the gain, if any, will be taxed as capital gain. If the shares are disposed of before the expiration of the one-year and two-year periods and the amount realized is less than the fair market value of the shares at the date of exercise, the employee's ordinary income is limited to the amount realized less the exercise price paid. The Company will be entitled to a tax deduction only to the extent the optionholder has ordinary income upon the sale or other disposition of the shares received when the option was exercised.

         Certain other options issued under the Incentive Plan may be nonqualified options. The income tax consequences of nonqualified options, as well as other awards granted under the Incentive Plan, will be governed by
Section 83 of the Internal Revenue Code. Under Section 83, the excess of the fair market value of the shares of the Company's Common Stock acquired pursuant to the exercise of any nonqualified option or the grant of other awards over the amount paid for such stock (the "Excess Value") must be included in the gross income of the holder in the first taxable year in which the Common Stock acquired by the holder is not subject to a substantial risk of forfeiture. In calculating the Excess Value, fair market value will be determined on the date that the substantial risk of forfeiture expires, unless a Section 83(b) election is made to include the Excess Value in income immediately after the acquisition, in which case fair market value will be determined on the date of the acquisition. Generally, the Company will be entitled to a federal income tax deduction in the same taxable year that holders recognize income. The Company will be required to withhold income taxes with respect to income reportable pursuant to Section 83 by a holder. The basis of the shares acquired by an optionholder or award recipient will be equal to the exercise price of those shares plus any income recognized pursuant to Section 83. Subsequent sales of the acquired shares will produce capital gain or loss. Such capital gain or loss will be long term if the stock has been held for more than 12 months from the date the substantial risk of forfeiture lapsed or, if a Section 83(b) election is made, more than 12 months from the date the shares were acquired. The maximum federal capital gains tax rate currently is 20% for property held more than 12 months.

RATIFICATION BY SHAREHOLDERS OF THE INCENTIVE PLAN

         Approval of the Incentive Plan will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company present in person or by proxy at the Meeting. Upon approval of the Incentive Plan by the Company's shareholders, any awards granted pursuant to the Incentive Plan prior to shareholder approval will remain valid and unchanged. In the event that the proposal to approve the Incentive Plan is not approved by the shareholders of the Company at the Meeting, any awards granted pursuant to the Incentive Plan will automatically terminate and be forfeited to the same extent and with the same effect as though the Incentive Plan had never been adopted, and the Company will not make any further grants of awards under the Incentive Plan.

                        PROPOSAL TO APPROVE THE COMPANY'S
                        1999 EMPLOYEE STOCK PURCHASE PLAN

         The Board of Directors has approved the Company's 1999 Employee Stock Purchase Plan (the "Purchase Plan"), subject to approval by the Company's shareholders at the Meeting. The full text of the Purchase Plan is included as "Appendix C" to this Proxy Statement. The Board of Directors believes that it is in the best interests of the Company to adopt the Purchase Plan. Accordingly, the Board of Directors recommends a vote "FOR" the proposal to approve the Purchase Plan.

GENERAL TERMS OF THE PURCHASE PLAN; SHARES AVAILABLE FOR ISSUANCE

         The Purchase Plan is intended to provide a method whereby employees of the Company will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the Company's Common Stock through accumulated voluntary payroll deductions. The Company intends to have the Purchase Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code. The Purchase Plan permits eligible employees to authorize payroll deductions that will be utilized to purchase shares of the Company's Common Stock during a series of consecutive offering periods. Employees may purchase shares of Common Stock pursuant to the Purchase Plan at a purchase price equal to the lower of (i) 85% of the closing price of the Company's Common Stock on the first day of the offering period, or (ii) 85% of the closing price of the Company's Common Stock on the last day of the applicable offering period.

         Subject to adjustment upon changes in capitalization of the Company, the number of shares of Common Stock that may be issued under the Purchase Plan will be 200,000 shares, plus an annual increase to be added on the first day of each fiscal year beginning with the Company's fiscal year beginning on October 1, 2001. The annual increase will be equal to the lesser of (a) 200,000 shares or (b) 1.0% of the outstanding shares on the last day of the Company' prior fiscal year, provided that the Board of Directors may reduce the number of shares to be automatically added if the directors determine that the automatic increase will be too large relative to the anticipated number of share purchases under the Purchase Plan. See "Proposal to Approve the Company's 1999 Employee Stock Purchase Plan - Accounting Considerations." Under this formula, a maximum of 1,800,000 shares of Common Stock may be issued under the Purchase Plan. If any change is made in the stock subject to the Purchase Plan or subject to any outstanding options under the Purchase Plan (through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split, or similar transaction), appropriate and proportionate adjustments may be made by the Plan Committee (as defined below) in the number and type of shares of Common Stock that are subject to purchase under outstanding options and to the option price applicable to such outstanding options.

ELIGIBILITY AND ADMINISTRATION

         An employee who has completed six months of service with the Company or certain of the Company's subsidiaries will be eligible to participate in the Purchase Plan. An employee may not participate in the Purchase Plan if (i) immediately after the grant, such employee would own Common Stock, including outstanding options to purchase Common Stock under the Purchase Plan, possessing 5% or more of the total combined voting power or value of Common Stock of the Company, or (ii) participation in the Purchase Plan would permit such employee's rights to purchase Common Stock under all employee stock purchase plans of the Company to exceed $25,000 in fair market value (determined at the time the option is granted) of the Common Stock for each calendar year in which such option is outstanding.

         The Board of Directors will appoint a committee consisting of at least two members of the Board of Directors to administer the Plan (the "Plan Committee"). The Plan Committee will have the authority to (a) interpret and construe any provision of the Purchase Plan, (b) adopt rules and regulations for administering the Purchase Plan, and (c) make all other determinations deemed necessary or advisable for administering the Purchase Plan. The Plan Committee may delegate its authority as it deems necessary or appropriate.

OFFERING PERIODS AND EMPLOYEE PARTICIPATION

         During the first year of the Purchase Plan, there will be an offering period commencing on May 1, 1999 and ending on July 31, 1999 and an offering period commencing on August 1, 1999 and ending on January 31, 2000. Thereafter, in each of the nine years beginning on February 1, 2000 and ending January 31, 2009, there will be two six-month offerings commencing on February 1 and August 1 of each year and ending on the following July 31 or January 31, as applicable. The Plan Committee, in its discretion, may designate a longer or shorter term for any offering (other than to extend the final offering beyond January 31, 2009) by giving written notice of the change to the Purchase Plan participants prior to the commencement of the affected offering.

         At the time an employee becomes a participant in the Purchase Plan, the employee may elect payroll deductions of up to 15% of such employee's compensation for each pay period during an offering. For purposes of the Purchase Plan, compensation consists of regular gross cash compensation paid by the Company or subsidiaries that participate in the Purchase Plan, which includes straight time wages, salary, or base commissions, but excludes overtime, bonus payments, incentive payments, expense allowances, and non-cash compensation. Participants may reduce or increase future payroll deductions up to two times during an offering period. All payroll deductions made by each participant will be credited to an account set up for that participant under the Purchase Plan. The Plan Committee may, prior to the beginning of an offering period, limit the percentage of compensation that an employee may contribute to his or her account.

GRANTS AND EXERCISES OF OPTIONS

         On the commencement date of each offering period, a participant will be deemed to have been granted an option to purchase a number of shares of Common Stock determined by dividing (i) the amount of such participant's payroll deductions accumulated during the offering period by (ii) an amount equal to the lower of (a) 85% of the closing price of the Company's Common Stock at the beginning of the offering period, or (b) 85% of the closing price of the Company's Common Stock at the end of the offering period. The participant's option will be deemed to have been exercised automatically on the last day of the offering period. A participant will have no interest in shares of Common Stock covered by the participant's option until such option has been exercised.

WITHDRAWAL; TERMINATION; LEAVE OF ABSENCE

         A participant in the Purchase Plan may withdraw all of the payroll deductions credited to such participant's account under the Purchase Plan by giving written notice to the Company at any time prior to the last five days of an offering period. If a participant withdraws from an offering period, he or she may not participate in that offering but may participate in any succeeding offering under the Purchase Plan or in any similar plan that the Company may adopt.

         Upon termination of a participant's employment for any reason, other than death or permanent disability (as defined in the Internal Revenue Code), the payroll deductions credited to such participant's account will be returned to the participant. If the participant's employment terminates due to death or permanent disability, the participant or the participant's beneficiary will have the right to elect (i) to withdraw all of the payroll deductions credited to the participant's account under the Purchase Plan, or (ii) to exercise the participant's option on the next offering termination date and purchase the number of shares of Common Stock that the accumulated payroll deductions in the participant's account will purchase at the applicable option price. Any excess in the participant's account will be returned to the participant or his or her beneficiary, without interest. In the event that the Company receives no notice of election from the participant or his or her beneficiary, the participant or his or her beneficiary will be deemed to have elected to exercise the participant's option.

         A participant on leave of absence will be deemed to be an employee during the first 90 days of the leave of absence and may continue to be a participant in the Purchase Plan during that 90-day period. A participant who has been on leave of absence for more than 90 days will be deemed to have been terminated as an employee and will not be entitled to participate in any offering commencing after the 90th day of such leave of absence. Unless a participant on leave of absence returns to regular full time or part time employment with the Company at the earlier of (i) the termination of such leave of absence, or (ii) three months after the 90th day of such leave of absence, the participant's participation in the Purchase Plan will terminate on the earlier of those dates.

TRANSFERABILITY

         Neither the payroll deductions credited to a participant's account nor any rights with respect to an option granted under the Purchase Plan may be assigned, transferred, pledged, or otherwise disposed of by the participant, other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge, or other disposition will be ineffective and the Company may treat any such act as an election to withdraw from participation in the Purchase Plan.

DURATION AND MODIFICATION

         The Purchase Plan will remain in effect until January 31, 2009. The Board of Directors will have complete authority to terminate or amend the Purchase Plan, except that the Board of Directors may not, without the approval of the Company's shareholders, (a) increase the maximum number of shares of Common Stock that may be issued under the Purchase Plan, or (b) amend the requirements as to the class of employees eligible to purchase Common Stock under the Purchase Plan.

ACCOUNTING CONSIDERATIONS

         Generally accepted accounting principles currently will require the Company to record compensation expense if (i) at the beginning of an offering period, the shares reserved for issuance under the Purchase Plan are not sufficient to cover all shares issuable during the offering period, (ii) after the offering period commences, shareholders subsequently approve an increase in the number of shares available under the Purchase Plan, and (iii) the fair market value of the Common Stock on the date of shareholder approval is higher than the fair market value on the date the offering period commenced. The Purchase Plan provides for automatic annual share increases, up to a maximum of 1,800,000 shares, that are intended to ensure that a sufficient number of shares remain available for purchases throughout the term of the Purchase Plan without triggering the need to obtain shareholder approval of subsequent share increases. By reducing the need for shareholder approval of share increases in the future, the Purchase Plan minimizes the likelihood that the Company will be required to record compensation expense at the time of shareholder approval.

        During 1998, the Financial Accounting Standards Board ("FASB") tentatively reached the conclusion that employee stock purchase plans, such as the Purchase Plan, that provide for a purchase price based on the lower of the market price at the grant date or the exercise date would result in "variable plan" accounting treatment. "Variable plan" accounting treatment would require the Company to record compensation expense related to Common Stock purchases under the Purchase Plan during each accounting period until the price of the shares is determined. The FASB subsequently rescinded its position. In the event that the FASB were to adopt this or a similar position in the future, however, the Company may be required to reflect compensation charges related to the Purchase Plan in its financial statements, which could adversely impact the Company's operating results. Under the Purchase Plan, however, the Board of Directors will have authority to terminate or amend the Purchase Plan in order to avoid these or other potentially adverse accounting considerations.

FEDERAL INCOME TAX CONSEQUENCES

         The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Internal Revenue Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than (a) two years from the first day of the offering period and (b) more than one year from the date of transfer of the shares to the participant, then the participant will recognize ordinary income measured as the lesser of (i) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (ii) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the price at which the participant purchased the shares under the Purchase Plan. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company will not be entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent ordinary income is recognized by participants as a result of a sale or disposition of shares prior to the expiration of the holding periods described above.

RATIFICATION BY SHAREHOLDERS OF THE PURCHASE PLAN

         Approval of the Purchase Plan will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company present in person or by proxy at the Meeting. Upon approval of the Purchase Plan by the Company's shareholders, the Purchase Plan will go into effect and employees of the Company will be entitled to enroll for participation in the Purchase Plan. In the event that the proposal to approve the Purchase Plan is not approved by the shareholders of the Company at the Meeting, the Purchase Plan will automatically terminate to the same extent and with the same effect as though it had never been adopted; employees will not be able to purchase shares of Common Stock under the Purchase Plan; any options to purchase shares of Common Stock under the Purchase Plan will be terminated; and no shares of Common Stock will be issued under the Purchase Plan.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors has appointed Arthur Andersen LLP, independent public accountants, to audit the consolidated financial statements of the Company for the fiscal year ending September 30, 1999 and recommends that the shareholders vote in favor of the ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. The Board of Directors anticipates that representatives of Arthur Andersen LLP will be present at the Meeting, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

                 DEADLINE FOR RECEIPT OF SHAREHOLDERS PROPOSALS

         Shareholder proposals that are intended to be presented by such shareholders at the annual meeting of shareholders of the Company to be held during calendar 2000 must be received by the Company no later than October 20, 1999 in order to be included in the proxy statement and form of proxy relating to such meeting. Pursuant to Rule 14a-4 under the Exchange Act, the Company intends to retain discretionary authority to vote proxies with respect to shareholder proposals for which the proponent does not seek to have the Company include the proposed matter in the proxy statement for the annual meeting to be held during calendar 2000, except in circumstances where (i) the Company receives notice of the proposed matter no later than January 3, 1999 and (ii) the proponent complies with the other requirements set forth in Rule 14a-4.

                                  OTHER MATTERS

         The Company knows of no other matters to be submitted to the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                                                        Dated: February 17, 1999

                                   APPENDIX A

                           PROPOSED AMENDMENT TO FIRST
                          AMENDED AND RESTATED ARTICLES
                               OF INCORPORATION OF
                       ACTION PERFORMANCE COMPANIES, INC.

                  ARTICLE 4.

         A. The Corporation shall have authority to issue a total of One Hundred Five Million (105,000,000) shares of capital stock, consisting of:

            (1) One Hundred Million (100,000,000) shares of common stock, par value one cent ($.01) per share; and

            (2) Five Million (5,000,000) shares of serial preferred stock, no par value per share.

         B. The preferences, limitations and relative rights granted to or imposed on the respective classes of the capital stock of the Corporation, or the holders thereof are as follows:

            (1) Common Stock. Each issued and outstanding share of common stock will entitle the holder thereof to one (1) vote on any matter submitted to a vote of or for consent of shareholders generally.

            (2) Serial Preferred Stock. The board of directors is authorized to provide from time to time for the issuance of shares of serial preferred stock in series and to fix from time to time before issuance the designation, preferences, privileges and voting powers of the shares of each series of serial preferred stock and the restrictions or qualifications thereof, including, without limiting the generality of the foregoing, the following:

                i. The serial designation and authorized number of shares;

                ii. The dividend rate, the date or dates on which such dividends will be payable, and the extent to which such dividends may be cumulative;

                iii. The amount or amounts to be received by the holders in the event of voluntary or involuntary dissolution or liquidation of the Corporation;

                iv. The price or prices at which shares may be redeemed and any terms, conditions and limitations upon such redemption;

                v. Any sinking fund provisions for redemption or purchase of shares of such series; and

                vi. The terms and conditions, if any, on which shares may be converted into shares of other capital stock, or of other series of serial preferred stock of the Corporation.

         Each series of serial preferred stock, in preference to the common stock, may be entitled to dividends, from funds or other assets legally available therefor, at such rates, payable at such times and cumulative to such extent as may be fixed by the board of directors pursuant to the authority herein conferred upon it. In the event of dissolution or liquidation of the Corporation, voluntary or involuntary, the holders of the serial preferred stock, in preference to the common stock, may be entitled to receive such amount or amounts as may be fixed by the board of directors pursuant to the authority herein conferred upon it. Each issued and outstanding share of serial preferred stock will entitle the holder thereof only to those votes, if any, which may expressly be fixed as hereinafter provided for the respective series thereof and to voting rights on certain matters, and in certain circumstances, as set forth in this Article.

                  Preference stock of any series redeemed, converted, exchanged, purchased or otherwise acquired by the Corporation shall be cancelled by the Corporation and returned to the status of authorized but unissued serial preferred stock unless otherwise provided herein or in resolutions of the board of directors duly filed with the Arizona Corporation Commission authorizing the issuance of the series.

                  All shares of any series of serial preferred stock, as between themselves, shall rank equally and be identical; and all series of serial preferred stock, as between themselves shall rank equally and be identical except as set forth in resolutions of the board of directors duly filed with the Arizona Corporation Commission authorizing the issuance of the series.

                                   APPENDIX B

                       ACTION PERFORMANCE COMPANIES, INC.
                            1999 INCENTIVE STOCK PLAN


            ADOPTED BY THE BOARD OF DIRECTORS AS OF JANUARY 29, 1999

         1. PURPOSE. The purpose of this 1999 Incentive Stock Plan (the "Plan") is to attract, retain and motivate employees, directors, and independent contractors by providing them with the opportunity to acquire a proprietary interest in ACTION PERFORMANCE COMPANIES, INC., an Arizona corporation (the "Company") and to link their interest and efforts to the long-term interests of the Company's shareholders.

         2. PLAN ADMINISTRATION

            2.1 IN GENERAL. The Plan shall be administered by the Company's Board of Directors (the "Board"). Except for the power to amend the Plan as provided in Section 11, the Board, in its sole discretion, may delegate all or any portion of its authority and duties under the Plan to one or more committees appointed by the Board and consisting of at least one member of the Board, under such conditions and limitations as the Board may from time to time establish. The Board and/or any committee that has been delegated the authority to administer the Plan shall be referred to as the "Plan Administrator." Except as otherwise explicitly set forth in the Plan, the Plan Administrator shall have the authority, in its discretion, to determine all matters relating to awards (as described in Section 5) under the Plan, including the selection of the individuals to be granted awards, the type of awards, the number of shares of the Company's common stock ("Common Stock") subject to an award, vesting conditions, and any and all other terms, conditions, restrictions and limitations, if any, of an award. All decisions made by the Plan Administrator pursuant to the Plan and related orders and resolutions shall be final and conclusive.

            2.2 RULE 16b-3 AND CODE SECTION 162(m). Notwithstanding any provision of this Plan to the contrary, only the Board or a committee composed of two or more "Non-Employee Directors" may make determinations regarding grants of awards to officers, directors, and 10% shareholders of the Company. For purposes of this Plan, the term "Non-Employee Directors" shall have the meaning set forth in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act"). The Plan Administrator shall have the authority and discretion to determine the extent to which awards will conform to the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and to take such action, establish such procedures, and impose such restrictions as the Plan Administrator determines to be necessary or appropriate to conform to such requirements.

            2.3 OTHER PLANS. The Plan Administrator also shall have authority to grant awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Company, including the plan of any entity acquired by the Company.

         3. ELIGIBILITY. Any employee of the Company shall be eligible to receive any award under the Plan. Directors who are not employees, proposed directors, proposed employees and independent contractors shall be eligible to receive awards other than Incentive Stock Options (as defined in Section 5.2). For purposes of this Section 3, the "Company," with respect to all awards under the Plan, other than Incentive Stock Options, includes any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Plan Administrator. With respect to Incentive Stock Options, the "Company" includes any parent or subsidiary of the Company as defined in Section 424 of the Code.

         4. SHARES SUBJECT TO THE PLAN

            4.1 NUMBER AND SOURCE. The shares offered under the Plan shall be shares of Common Stock and may be unissued shares or shares now held or subsequently acquired by the Company as treasury shares, as the Plan Administrator may from time to time determine. Subject to adjustment as provided in Section 4.3, the aggregate number of shares that may be issued under the Plan shall not exceed 2,000,000 shares; provided, however that awards shall not be granted under the Plan if, at the time of such grant, the aggregate number of shares of Stock that have been or may be issued under previously granted awards or options under the Plan equal or exceed 5% of the total number of outstanding shares at such time. The aggregate number of shares that may be covered by awards granted to any one individual in any year shall not exceed 50% of the total number of shares that may be issued under the Plan.

            4.2 SHARES AVAILABLE. Any shares subject to an award granted under the Plan that is forfeited, terminated or canceled, or any shares that do not vest, shall again be available for the granting of awards under the Plan. If a stock appreciation right is settled in cash, the shares covered by such award shall remain available for the granting of other awards. The payment of cash dividends and dividend equivalents paid in cash in conjunction with outstanding awards shall not be counted against the shares available for issuance.

            4.3 ADJUSTMENT OF SHARES AVAILABLE. The aggregate number and type of shares available for awards under the Plan, the maximum number and type of shares that may be subject to awards to any individual under the Plan, the number and type of shares covered by each outstanding award, and the exercise price per share (but not the total price) for stock options, stock appreciation rights or similar awards outstanding under the Plan shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from any split-up, combination or exchange of shares, consolidation, spin-off or recapitalization of shares or any like capital adjustment or the payment of any stock dividend.

            4.4 TRANSFER OF CONTROL. In the event of a Transfer of Control of the Company (as defined below), the surviving, continuing, successor or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation") shall either assume the Company's rights and obligations under outstanding awards or substitute for outstanding awards substantially equivalent awards for the Acquiring Corporation's stock. In the event the Acquiring Corporation elects not to assume or substitute for such outstanding awards in connection with the Transfer of Control, the Board may, in its discretion, provide that any unexercisable and/or unvested portion of the outstanding awards shall be immediately exercisable and vested in full on or before the date of the Transfer of Control. The exercise and/or vesting of any award that is permissible solely by reason of this Section 4.4 shall be conditioned upon the consummation of the Transfer of Control. Any awards that are neither (i) assumed or substituted for by the Acquiring Corporation in connection with the Transfer of Control nor (ii) exercised on or before the date of the Transfer of Control shall terminate and cease to be outstanding effective as of the date of the Transfer of Control. Unless otherwise determined by the Board, a "Transfer of Control" shall be deemed to have occurred in the event of any of the following: (a) the direct or indirect sale or exchange by the shareholders of the Company of all or substantially all of the stock of the Company if the shareholders of the Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such sale or exchange; (b) a merger or consolidation if the shareholders of the Company before such merger or consolidation do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such merger or consolidation (regardless of whether the Company is the surviving corporation);
(c) the sale, exchange or transfer of all or substantially all of the assets of the Company; or (d) a liquidation or dissolution of the Company.

         5. AWARDS

            5.1 TYPES OF AWARDS. Awards granted under this Plan may include, but are not limited to, Incentive Stock Options or Nonqualified Stock Options (as defined in Section 5.2), stock appreciation rights or restricted stock awards. Such awards may be granted either alone, in addition to, or in tandem with any other type of award granted under the Plan.

            5.2 STOCK OPTIONS. The Plan Administrator may grant stock options, designated as "Incentive Stock Options," which comply with the provisions of
Section 422 of the Code or any successor statutory provision, or "Nonqualified Stock Options" that do not comply with the provisions of Section 422 of the Code or any successor statutory provision. The price for which shares may be purchased upon exercise of a particular option shall be determined by the Plan Administrator; however, the exercise price of an Incentive Stock Option shall not be less than 100% of the Fair Market Value (as defined below) of such shares on the date such option is granted (110% of the Fair Market Value if options are intended to be Incentive Stock Options and are granted to a shareholder who at the time the option is granted owns or is deemed to own stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary of the Company). For purposes of the Plan, "Fair Market Value" as to a particular day shall be the per-share closing price for the Common Stock as reported for the prior trading day in The Wall Street Journal or in such other source as the Plan Administrator deems reliable. The Plan Administrator shall set the term of each stock option, but no Incentive Stock Option shall be exercisable more than 10 years after the date such option is granted and, to the extent the aggregate Fair Market Value (determined as of the date the option is granted) of Common Stock with respect to which Incentive Stock Options granted to a particular individual become exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company) exceeds $100,000 (or such corresponding amount as may be set by the Code) such options shall be treated as Nonqualified Stock Options. An optionholder and the Plan Administrator can agree at any time to convert an Incentive Stock Option to a Nonqualified Stock Option.

            5.3 STOCK APPRECIATION RIGHTS. The Plan Administrator may grant stock appreciation rights, either in tandem with a stock option granted under the Plan or with respect to a number of shares for which an option is not granted. A stock appreciation right shall entitle the holder to receive, with respect to each share of stock as to which the right is exercised, payment in an amount equal to the excess of the share's Fair Market Value on the date the right is exercised over its Fair Market Value on the date the right was granted. Such payment may be made in cash or in shares of Common Stock valued at Fair Market Value as of the date of the surrender, or partly in cash and partly in shares of Common Stock, as determined by the Plan Administrator in its sole discretion. The Plan Administrator may establish a maximum appreciation value payable for stock appreciation rights.

            5.4 RESTRICTED STOCK AWARDS. The Plan Administrator may grant restricted stock awards under the Plan in Common Stock or denominated in units of Common Stock. The Plan Administrator, in its discretion, may make such awards subject to conditions and restrictions, as set forth in the instrument evidencing the award, which may be based on continuous service with the Company or the attainment of certain performance goals related to profits, profit growth, profit-related return ratios, cash flow or shareholder returns, where such goals may be stated in absolute terms or relative to comparison companies or indices or to be achieved during a period of time. The Plan Administrator may choose, at the time of granting a restricted stock award or at any time thereafter up to the time of payment of the award, to include as part of such award an entitlement to receive dividends or dividend equivalents, subject to such terms as the Plan Administrator may establish. All dividends or dividend equivalents that are not paid currently may, in the Plan Administrator's sole discretion, accrue interest and be paid to the participant if, when, and to the extent such award is paid.

            5.5 PAYMENT; DEFERRAL. Awards granted under the Plan may be settled through cash payments, the delivery of Common Stock (valued at Fair Market Value) or the granting of awards or combinations thereof as the Plan Administrator shall determine. Any award settlement, including payment deferrals, may be subject to such conditions, restrictions, and contingencies as the Plan Administrator shall determine. The Plan Administrator may permit or require the deferral of any award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits to deferred stock unit equivalents.

            5.6 INDIVIDUAL AWARD AGREEMENTS. Stock Options shall and other awards may be evidenced by agreements between the Company and the recipient in such form and content as the Plan Administrator from time to time approves, which agreements shall substantially comply with and be subject to the terms of the Plan. Such individual agreements may contain such provisions or conditions as the Plan Administrator deems necessary or appropriate to effectuate the sense and purpose of the Plan and may be amended from time to time in accordance with the terms thereof.

         6. AWARD EXERCISE

            6.1 PRECONDITION TO STOCK ISSUANCE. No shares shall be delivered pursuant to the exercise of any stock option or stock appreciation right, in whole or in part, until qualified for delivery under such securities laws and regulations as may be deemed by the Plan Administrator to be applicable thereto and until, in the case of the exercise of an option, payment in full of the option price thereof (in cash or stock as provided in Section 6.3) is received by the Company. No holder of an option or stock appreciation right, or any legal representative, legatee or distributee shall be or be deemed to be a holder of any shares subject to such option or right unless and until such option or right is exercised, the exercise price is paid, and such shares are issued.

             6.2 NO FRACTIONAL SHARES. No stock option may at any time be exercised with respect to a fractional share. No fractional share shall be issued with respect to a stock appreciation right; however, a fractional stock appreciation right may be exercised for cash.

             6.3 FORM OF PAYMENT. An optionee may exercise a stock option using as the form of payment (a) cash or cash equivalent, (b) stock-for-stock payment (as described below), (c) cashless exercises, (d) any combination of the above, or (e) such other means as the Plan Administrator may approve. Any optionee who owns Common Stock may use such shares as a form of payment to exercise stock options granted under the Plan. The Plan Administrator, in its discretion, may restrict or rescind this right by notice to optionees. A stock option may be exercised in such manner only by tendering (actually or by attestation) to the Company whole shares of Common Stock having a Fair Market Value equal to or less than the exercise price. If an option is exercised by surrender of shares having a Fair Market Value less than the exercise price, the optionholder must pay the difference in cash.

         7. TRANSFERABILITY. Any Incentive Stock Option granted under the Plan shall, during the recipient's lifetime, be exercisable only by such recipient, and shall not be assignable or transferable by such recipient other than by will or the laws of descent and distribution. Except as specifically allowed by the Plan Administrator, any other award under the Plan and any of the rights and privileges conferred thereby shall not be assignable or transferable by the recipient other than by will or the laws of descent and distribution and such award shall be exercisable during the recipient's lifetime only by the recipient.

         8. WITHHOLDING TAXES; OTHER DEDUCTIONS. The Company shall have the right to deduct from any settlement of an award granted under the Plan, including the delivery or vesting of shares, (a) an amount of cash or shares of Common Stock having a value sufficient to cover withholding as required by law for any federal, state or local taxes, and (b) any amounts due from the recipient of such award to the Company or to any parent or subsidiary of the Company or to take such other action as may be necessary to satisfy any such withholding or other obligations, including withholding from any other cash amounts due or to become due from the Company to such recipient an amount equal to such taxes or obligations. The Plan Administrator also may, in its discretion, permit the holder of an award to deliver to the Company, at the time the award is exercised or vests, one or more shares of Common Stock previously acquired by such individual (other than pursuant to the transaction triggering the taxes) with an aggregate Fair Market Value up to or equal to (but not in excess of) the amount of the taxes incurred in connection with such exercise or vesting.

         9. TERMINATION OF SERVICES. The terms and conditions under which an award may be exercised following termination of a recipient's employment, directorship or independent contractor relationship with the Company shall be determined by the Plan Administrator; provided, however, that Incentive Stock Options shall not be exercisable at any time after the earliest of the date that is (a) three months after termination of employment, unless due to death or Disability (as defined in Section 22(e)(3) of the Code); (b) one year after termination of employment due to Disability; or (c) ten years after the date of grant (five years if granted to a shareholder who at the time the option is granted owns or is deemed to own stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary of the Company).

         10. TERM OF THE PLAN. The Plan shall become effective as of the date of adoption by the Board and shall remain in full force and effect through the date that is ten years thereafter, unless sooner terminated by the Board. After the Plan is terminated, no future awards may be granted, but awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan's terms and conditions.

         11. PLAN AMENDMENT; BIFURCATION OF THE PLAN. The Board may amend, suspend or terminate the Plan at any time; provided that no such amendment shall be made without the approval of the Company's shareholders (a) that would increase the number of shares available for issuance under the Plan (other than in accordance with Section 4.3), or (b) if such approval is required (i) to comply with Section 422 of the Code with respect to Incentive Stock Options, or
(ii) for purposes of Section 162(m) of the Code. Notwithstanding any provision of this Plan to the contrary, the Board, in its sole discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers, directors or shareholders subject to
Section 16 of the 1934 Act without so restricting, limiting or conditioning the Plan with respect to other participants.

         12. PLAN NOT EXCLUSIVE. This Plan is not intended to be the exclusive means by which the Company may issue awards to acquire its Common Stock.

         13. GOVERNING LAW. The Plan shall be governed by, and all questions arising hereunder shall be determined in accordance with, the laws of the State of Arizona.

         14. APPROVAL BY SHAREHOLDERS. This Plan shall be submitted to the shareholders of the Company for their approval at a regular or special meeting to be held within 12 months after the adoption of this Plan by the Board. Shareholder approval shall be evidenced by the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present in person or by proxy and voting at the meeting. If the shareholders decline to approve this Plan at such meeting or if this Plan is not approved by the shareholders within 12 months after its adoption by the Board, this Plan (and all awards granted hereunder) shall automatically terminate to the same extent and with the same effect as though this Plan had never been adopted. If this Plan is approved by shareholders, all awards granted under the Plan to persons who are "Affiliates" of the Company (as defined under the Securities Act of 1933, as amended) shall be deemed acquired on the date such approval is obtained.

                                   APPENDIX C

                       ACTION PERFORMANCE COMPANIES, INC.
                        1999 EMPLOYEE STOCK PURCHASE PLAN

            ADOPTED BY THE BOARD OF DIRECTORS AS OF JANUARY 29, 1999

                                   ARTICLE 1
                                    PURPOSE

         1.1 NAME. This Stock Purchase Plan shall be known as the Action Performance Companies, Inc. 1999 Employee Stock Purchase Plan (the "Plan").

         1.2 PURPOSE. The Plan is intended to provide a method whereby employees of Action Performance Companies, Inc., an Arizona corporation (the "Company"), and one or more of its Subsidiary Corporations (as defined below) will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the Company's Common Stock.

         1.3 QUALIFICATION. It is the Company's intention to have the Plan qualify as an "employee stock purchase plan" uNder Section 423 of the Code (as defined below). The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

                                   ARTICLE 2
                                  DEFINITIONS

         2.1  CLOSING PRICE. "Closing Price" shall have the meaning set forth in
Section 6.2.

         2.2 CODE. "Code" shall mean the Internal Revenue Code of 1986, as amended.

         2.3 COMMITTEE. "Committee" shall have the meaning set forth in Section 11.1.

         2.4 COMPENSATION. "Compensation" shall mean the regular gross cash compensation (including straight-time wages, base salary, or base commissions) paid by any Participating Company to a Participant in accordance with the terms of employment, but excluding all overtime, bonus payments, incentive payments, expense allowances, and compensation paid in a form other than cash.

         2.5 EFFECTIVE DATE. "Effective Date" shall have the meaning set forth in Section 12.6.

         2.6 EMPLOYEE. "Employee" shall mean any person who is customarily employed on a full-time or part-time basis by any Participating Company and who is regularly scheduled to work 20 hours or more per week.

         2.7  OFFERING. "Offering" shall have the meaning set forth in Section
4.1.

         2.8 OFFERING COMMENCEMENT DATE. "Offering Commencement Date" shall have the meaning set forth in Section 4.1.

         2.9 OFFERING TERMINATION DATE. "Offering Termination Date" shall have the meaning set forth in Section 4.1.

         2.10 OPTION. "Option" shall have the meaning set forth in Section 6.1.

         2.11 OPTION PRICE. "Option Price" shall have the meaning set forth in
Section 6.2.

         2.12 PARTICIPATING COMPANY. "Participating Company" shall mean the Company, the Subsidiary Corporations listed on Schedule A hereto, and such additional Subsidiary Corporations as may be designated from time to time by the Board of Directors of the Company. Any corporation organized within any jurisdiction in the United States that becomes a Subsidiary Corporation after the Effective Date shall automatically become a Participating Company as of the date it is organized or acquired by the Company, unless the Board of Directors decides to exclude such Subsidiary Corporation from designation as a Participating Company. Any corporation organized in any jurisdiction outside the United States that becomes a Subsidiary Corporation after the Effective Date shall become a Participating Company only upon the decision of the Board of Directors of the Company to designate such Subsidiary Corporation as a Participating Company and to extend the benefits of the Plan to its eligible Employees.

         2.13 PARTICIPANT. "Participant" shall have the meaning set forth in
Section 3.4.

         2.14 PARTICIPATION AMOUNT. "Participation Amount" shall have the meaning set forth in Section 5.1.

         2.15 COMMON STOCK. "Common Stock" shall mean the Company's Common Stock, par value $.01 per share.

         2.16 SUBSIDIARY CORPORATION. "Subsidiary Corporation" shall mean any present or future corporation that would be a "subsidiary corporation" of the Company, as that term is defined in Section 424 of the Code.

                                   ARTICLE 3
                          ELIGIBILITY AND PARTICIPATION

         3.1 INITIAL ELIGIBILITY. Any Employee who shall have completed six months of continuous employment with a Participating Company and is employed by a Participating Company on the date such Employee's participation in the Plan is to become effective shall be eligible to participate in Offerings under the Plan that commence on or after such six-month employment period has concluded.

         3.2 LEAVE OF ABSENCE. For purposes of participation in the Plan, a person on leave of absence shall be deemed to be an Employee for the first 90 days of such leave of absence and such Employee's employment shall be deemed to have terminated at the close of business on the 90th day of such leave of absence unless such Employee shall have returned to regular full-time or part-time employment (as the case may be) prior to the close of business on such 90th day. Termination by a Participating Company of any Employee's leave of absence, other than termination of such leave of absence on return to full time or part time employment, shall terminate an Employee's employment for all purposes of the Plan and shall terminate such Employee's participation in the Plan and right to exercise any Option.

         3.3 RESTRICTIONS ON PARTICIPATION. Notwithstanding any provision of the Plan to the contrary, no Employee shall be granted an Option to purchase shares of Common Stock under the Plan:

               (a) if, immediately after the grant, such Employee would own Common Stock, and/or hold outstanding Options to purchase Common Stock, possessing 5% or more of the total combined voting power or value of all classes of Common Stock of the Company (for purposes of this paragraph, the rules of Section 424(d) of the Code shall apply in determining Common Stock ownership of any Employee); or

               (b) which permits such Employee's rights to purchase Common Stock under all employee stock purchase plans of the Company to accrue at a rate that exceeds $25,000 in fair market value of the Common Stock (determined at the time such Option is granted) for each calendar year in which such Option is outstanding.

         3.4 COMMENCEMENT OF PARTICIPATION. An eligible Employee may become a participant ("Participant") by completing the enrollment forms prescribed by the Committee (including a purchase agreement and a payroll deduction authorization) and filing such forms with the designated office of the Company prior to the Offering Commencement Date for the next scheduled Offering. Payroll deductions for a Participant shall commence on the next scheduled Offering Commencement Date after such Participant's authorization for a payroll deduction becomes effective and shall continue in effect for the term of this Plan, except to the extent such payroll deduction is changed in accordance with
Section 5.3 or terminated in accordance with Article 8.

                                   ARTICLE 4
                                   OFFERINGS

         4.1 ANNUAL OFFERINGS. Except as described below with respect to the first year the Plan is in effect, the Plan will be implemented by two six-month offerings of the Company's Common Stock each year that the Plan is in effect (the "Offerings"). During the first year that the Plan is in effect, there will be (a) an Offering beginning on May 1, 1999 and ending on July 31, 1999, and (b) an Offering beginning on August 1, 1999 and ending on January 31, 2000. Thereafter, in each of the nine years beginning on February 1, 2000 and ending January 31, 1999, there will be two six-month Offerings commencing on February 1 and August 1 of each year and ending on the following July 31 or January 31, as applicable. As used in the Plan, "Offering Commencement Date" means the May 1, August 1, or February 1, as the case may be, on which the particular Offering begins and "Offering Termination Date" means the January 31 or July 31, as the case may be, on which the particular Offering terminates. Subject to any limitations imposed by the Code, the Committee may, in its discretion, designate a longer or shorter term for any Offering (other than to extend the final Offering beyond January 31, 2009) by giving written notice to the Participants prior to the Offering Commencement Date for such Offering.

                                   ARTICLE 5
                              PAYROLL DEDUCTIONS

         5.1 PAYROLL DEDUCTIONS. At the time an Employee files an authorization for payroll deductions and becomes a Participant in the Plan, the forms described in Section 3.3 will permit the Employee to elect payroll deductions of zero percent (0%) or any whole percentage from one percent (1%) through fifteen percent (15%) of such Employee's Compensation for each pay period during an Offering; provided, however, that prior to any Offering Commencement Date, the Committee shall have the discretion to limit deductions to less than 15 percent (15%) for any Offering.

         5.2 PARTICIPANT'S ACCOUNT. All payroll deductions made for a Participant pursuant to this Article 5 shall be credited to such Participant's account under the Plan. A Participant may not make any separate cash payment into such account except when on leave of absence and then only as provided in
Section 5.4.

         5.3 CHANGES IN PAYROLL DEDUCTIONS. A Participant may discontinue participation in the Plan as provided in Article 8 and may reduce or increase future payroll deductions (within the limits described in Section 5.1 by filing with the Plan Representative a form provided by the Company for such purpose, provided that a Participant may not make more than two changes to the amount of his or her payroll deductions during any Offering. The effective date of any increase or reduction in future payroll deductions will be the first day of the next pay period succeeding processing of the change form.

         5.4 LEAVE OF ABSENCE. If a Participant goes on a leave of absence, such Participant shall have the right to elect (a) to withdraw the balance in such Participant's account pursuant to Section 8.1 hereof, or (b) to remain a Participant in the Plan but to discontinue contributions to the Plan, or (c) to remain a Participant in the Plan during such leave of absence, authorizing deductions to be made from payments by the Company to the Participant during such leave of absence and undertaking to make cash payments to the Plan at the end of each payroll period to the extent that amounts payable by the Participating Company to such Participant are insufficient to meet such Participant's authorized Plan deductions.

                                   ARTICLE 6
                              GRANTING OF OPTION

         6.1 NUMBER OF OPTION SHARES. On each Offering Commencement Date, a Participant shall be deemed to have been granted an option ("Option") to purchase the whole number of shares of Common Stock determined by dividing (a) the amount of such Participant's payroll deductions accumulated during such Offering and credited to such Participant's account as of the Offering Termination Date by (b) the Option Price, determined as provided in Section 6.2, below.

         6.2 OPTION PRICE. The "Option Price" of Common Stock for each Offering shall be the lower of (a) 85% of the Closing Price of the Common Stock on the Offering Commencement Date, or (b) 85% of the Closing Price of the Common Stock on the Offering Termination Date. The "Closing Price" of the Common Stock as to a particular day shall be the closing price of the Common Stock as reported for such day in The Wall Street Journal or in such other source as the Committee deems reliable. If the Common Stock is not traded on the Nasdaq National Market or other principal exchange or market on which it is authorized or listed for trading on the Offering Commencement Date and/or Offering Termination Date, as the case may be, the Closing Price for the Common Stock as to either of such dates on which such trading did not occur shall be the Closing Price on the nearest prior business day on which trading did occur.

                                   ARTICLE 7
                              EXERCISE OF OPTION

         7.1 AUTOMATIC EXERCISE. Unless a Participant gives written notice to the Company as provided in Section 8.1, such Participant's Option for the purchase of Common Stock with payroll deductions made during any Offering will be deemed to have been exercised automatically on the applicable Offering Termination Date for the purchase of the number of full shares of Common Stock that the accumulated payroll deductions in such Participant's account at that time will purchase at the applicable Option Price (but not in excess of the number of shares for which Options have been granted to the Employee pursuant to
Section 6.1 hereof).

         7.2 FRACTIONAL SHARES. Fractional shares will not be issued under the Plan. Any accumulated payroll deductions that would have been used to purchase fractional shares will be, at the option of the Committee, either (a) returned (without interest) to the Participant promptly following the termination of an Offering, or (b) added to the Participation Amount for such Participant and held for the purchase of Common Stock in connection with the next Offering; provided, however, that such amount (without interest) shall be refunded to any Participant who provides the Company with a written request for a refund prior to the use of such amount to purchase Common Stock at the end of the next Offering.

         7.3 TRANSFERABILITY OF OPTION. During a Participant's lifetime, Options held by such Participant shall be exercisable only by such Participant.

         7.4 DELIVERY OF STOCK. As promptly as practicable after the Offering Termination Date of each Offering, the Company will deliver to each Participant, as appropriate, the shares of Common Stock purchased upon exercise of such Participant's Option. The Company may deliver such shares in certificated or book entry form, at the Company's sole election.

                                   ARTICLE 8
                                   WITHDRAWAL

         8.1 IN GENERAL. At any time prior to the last five days of an Offering, a Participant may withdraw all but not less than all of the payroll deductions credited to such Participant's account under the Plan by giving written notice to the designated office of the Company, which withdrawal notice shall be in form and substance as decided by the Committee. All of the Participant's payroll deductions credited to the Participant's account will be paid to the Participant promptly after receipt of such Participant's notice of withdrawal, and no further payroll deductions will be made from the Participant's pay during such Offering or during any subsequent Offering unless the Participant re-enrolls as provided in Section 8.2 hereof. The Company may, at its option, treat any attempt by a Participant to borrow on the security of such Participant's accumulated payroll deductions as an election to withdraw such deductions.

         8.2 EFFECT ON SUBSEQUENT PARTICIPATION. An Employee's withdrawal from any Offering will not have any effect upon such Employee's eligibility to participate in any succeeding Offering or in any similar plan that may hereafter be adopted by the Company. In order to be eligible for a subsequent Offering, however, an Employee who has withdrawn from an Offering must satisfy the requirements of Section 3.4 hereof prior to the Offering Commencement Date of such subsequent Offering.

         8.3 TERMINATION OF EMPLOYMENT. Upon termination of a Participant's employment for any reason, including retirement (but excluding death or permanent disablement while in the employ of a Participating Company or continuation of a leave of absence for a period beyond 90 days), the payroll deductions credited to such Participant's account will be returned to the Participant, or, in the case of the Participant's death subsequent to the termination of such Participant's employment, to the person or persons entitled thereto under Section 12.1 hereof.

         8.4 TERMINATION OF EMPLOYMENT DUE TO DEATH OR DISABLEMENT. Upon termination of a Participant's employment because of death or permanent disablement, the Participant or Participant's beneficiary (as defined in Section
12.1 hereof) shall have the right to elect, by written notice given to the designated office of the Company prior to the earlier of the Offering Termination Date or the expiration of a period of 60 days commencing with the termination of the Participant's employment, either:

               (a) to withdraw all of the payroll deductions credited to the Participant's account under the Plan; or

               (b) to exercise the Participant's Option on the next Offering Termination Date and purchase the number of full shares of Stock that the accumulated payroll deductions in the Participant's account at the date of the Participant's cessation of employment will purchase at the applicable Option Price, and any excess in such account will be returned to said beneficiary, without interest.

In the event that no such written notice of election shall be duly received by the designated office of the Company, the beneficiary shall automatically be deemed to have elected, pursuant to paragraph (b), to exercise the Participant's Option.

         8.5 LEAVE OF ABSENCE. A Participant on leave of absence shall, subject to the election made by such Participant pursuant to Section 5.5 hereof, continue to be a Participant in the Plan so long as such Participant is on continuous leave of absence. A Participant who has been on leave of absence for more than 90 days and who therefore is not an Employee for the purpose of the Plan shall not be entitled to participate in any Offering commencing after the 90th day of such leave of absence. Notwithstanding any other provisions of the Plan, unless a Participant on leave of absence returns to regular full time or part time employment with the Company at the earlier of (a) the termination of such leave of absence, or (b) three months after the 90th day of such leave of absence, such Participant's participation in the Plan shall terminate on whichever of such dates first occurs.

                                   ARTICLE 9
                                    INTEREST

         9.1 PAYMENT OF INTEREST. No interest will be paid or allowed on any money paid into the Plan or credited to the account of any Participant, including any interest paid on any and all money which is distributed to a Participant or such Participant's beneficiary pursuant to any of the provisions of the Plan.

                                   ARTICLE 10
                        COMMON STOCK SUBJECT TO THE PLAN

         10.1 MAXIMUM SHARES. Subject to adjustment upon changes in capitalization of the Company as provided in Section 12.4 hereof, the maximum number of shares of Common Stock that may be issued under the Plan shall be 200,000 shares, plus an annual increase to be added on the first day of the Company's fiscal year beginning in 2001 equal to the lesser of (i) 200,000 shares, (ii) 1.0% of the outstanding shares on the last day of the Company's prior fiscal year or (iii) such amount as may be determined by the Board. If the total number of shares for which Options are exercised on any Offering Termination Date in accordance with
Article 6 exceeds the maximum number of shares for the applicable Offering, the Committee shall make a pro rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as the Committee shall determine to be equitable, and the balance of payroll deductions credited to the account of each Participant under the Plan shall be returned to such Participant as promptly as possible.

         10.2 PARTICIPANT'S INTEREST IN OPTION STOCK. A Participant will have no interest in shares of Common Stock covered by such Participant's Option until such Option has been exercised.

         10.3 REGISTRATION OF STOCK. Shares of Common Stock to be delivered to a Participant under the Plan will be registered in the name of the Participant, or, if the Participant so directs by written notice to the designated office of the Company prior to the Offering Termination Date applicable thereto, in the names of the Participant and the Participant's spouse, in the form and manner permitted by applicable law.

         10.4 RESTRICTIONS ON EXERCISE. The Board of Directors may, in its discretion, require as conditions to the exercise of any Option that the shares of Common Stock reserved for issuance upon the exercise of such Option shall have been duly listed for trading on the Nasdaq National Market or other principal exchange or market on which the Common Stock is authorized or listed for trading, and that either:

               (a) a registration statement under the Securities Act of 1933, as amended, with respect to said shares shall be effective; or

               (b) the Participant shall have represented at the time of purchase, in form and substance satisfactory to the Company, that it is such Participant's intention to purchase the shares for investment and not for resale or distribution.

                                   ARTICLE 11
                                 ADMINISTRATION

         11.1 APPOINTMENT OF COMMITTEE. The Board of Directors shall appoint a committee (the "Committee") to administer the Plan, which shall consist of no fewer than two (2) members of the Board of Directors. Members of the Committee who are Employees shall be eligible to purchase Stock under the Plan.

         11.2 AUTHORITY OF COMMITTEE. Subject to the express provisions of the Plan, the Committee shall have plenary authority in its discretion to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan. The Committee's determination regarding the foregoing matters shall be conclusive. The Committee may delegate its authority as it deems necessary or appropriate.

         11.3 RULES GOVERNING ADMINISTRATION OF THE COMMITTEE. The Board of Directors may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it shall deem advisable and may hold telephonic meetings. All determinations of the Committee shall be made by a majority of its members. The Committee may correct any defect or omission or reconcile any inconsistency in the Plan, in the manner and to the extent it shall deem desirable. Any decision or determination reduced to writing and signed by a majority of the members of the Committee shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

                                   ARTICLE 12
                                  MISCELLANEOUS

         12.1 DESIGNATION OF BENEFICIARY. A Participant may file a written designation of a beneficiary who is to receive any shares of Common Stock and/or cash under the Plan upon the participant's death. Such designation of beneficiary may be changed by the Participant at any time by written notice to the designated office of the Company. Upon the death of a Participant and upon receipt by the Company of proof of identity and existence at the Participant's death of a beneficiary validly designated by the Participant under the Plan, the Company shall deliver such shares of Common Stock and/or cash to such beneficiary. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares of Common Stock and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares of Common Stock and/or cash to the spouse or to any one or more dependents of the Participant as the Company may designate, in each case without any further liability of the Company whatsoever. No beneficiary shall, prior to the death of the Participant by whom he has been designated, acquire any interest in the shares of Common Stock and/or cash credited to the Participant under the Plan.

         12.2 TRANSFERABILITY. Neither payroll deductions credited to a Participant's account nor any rights with regard to an Option granted under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant, other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw from participation in the Plan in accordance with Article 8.

         12.3 USE OF FUNDS. All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose. The Company shall not be obligated to segregate such payroll deductions.

         12.4 ADJUSTMENT UPON CHANGES IN CAPITALIZATION.

               (a) If, while any Options are outstanding, the outstanding shares of Common Stock of the Company have increased, decreased, changed into, or been exchanged for a different number or type of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock split (whether or not effected in the form of a stock dividend), reverse stock split or similar transaction, appropriate and proportionate adjustments may be made by the Committee in the number and/or type of shares of stock that are subject to purchase under outstanding Options and to the Option Price applicable to such outstanding Options. In addition, in any such event, the number and/or type of shares of stock which may be offered in the Offerings described in Article 4 hereof shall also be proportionately adjusted.

               (b) Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the assets or stock of the Company to another corporation, the holder of each Option then outstanding under the Plan will thereafter be entitled to receive at the next Offering Termination Date, upon the exercise of such Option, for each share as to which such Option shall be exercised, as nearly as reasonably may be determined, the cash, securities and/or property that a holder of one share of Common Stock was entitled to receive upon and at the time of such transaction. The Board of Directors shall take such steps in connection with such transactions as the directors shall deem necessary to assure that the provisions of this Section 12.4 shall thereafter be applicable, as nearly as reasonably may be determined, in relation to the said cash, securities and/or property as to which such holder of such Option might thereafter be entitled to receive.

         12.5 AMENDMENT AND TERMINATION. The Board of Directors shall have complete power and authority to terminate or amend the Plan; provided, however, that the Board of Directors shall not, without the approval of the shareholders of the Company, (a) increase the maximum number of shares of Common Stock that may be issued under the Plan (except pursuant to Section 12.4 hereof); or (b) amend the requirements as to the class of Employees eligible to purchase Common Stock under the Plan. No termination, modification, or amendment of the Plan may, without the consent of a Participant then holding an Option under the Plan to purchase shares of Common Stock, adversely affect the rights of such Participant under such Option.

         12.6 EFFECTIVE DATE. The Plan shall become effective as of January 31, 1999 (the "Effective Date"), subject to approval by the holders of a majority of the shares of Common Stock present and represented at any special or annual meeting of the shareholders of the Company duly held within 12 months after adoption of the Plan. If the Plan is not so approved, the Plan shall not become effective.

         12.7 NO EMPLOYMENT RIGHTS. The Plan does not, directly or indirectly, create in any Employee or class of Employees any right with respect to continuation of employment by any Participating Company and it shall not be deemed to interfere in any way with any Participating Company's right to terminate, or otherwise modify, an Employee's employment at any time.

         12.8 EFFECT OF PLAN. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Participant, including, without limitation, such Participant's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Participant.

         12.9 GOVERNING LAW. The law of the State of Arizona will govern all matters relating to this Plan except to the extent it is superseded by the federal laws of the United States.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                       ACTION PERFORMANCE COMPANIES, INC.

                       1999 ANNUAL MEETING OF SHAREHOLDERS

         The undersigned shareholder of ACTION PERFORMANCE COMPANIES, INC., an Arizona corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement of the Company, each dated February 17, 1999, and hereby appoints Fred W. Wagenhals and Christopher S. Besing, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1999 Annual Meeting of Shareholders of ACTION PERFORMANCE COMPANIES, INC., to be held on Thursday, March 25, 1999, at 10:00 a.m., local time, at The Fiesta Inn, 2100 S. Priest Drive, Tempe, Arizona 85282, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present on the matters set forth on the reverse side of this Proxy Card.

                 (Continued and to be signed on the other side.)

/X/               PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE

                                                        WITHHOLD
                        FOR all nominees                AUTHORITY
                     listed at right (except    to vote for all nominees
                          as indicated)              listed at right        NOMINEES:
1.    ELECTION
      OF                       |_|                         |_|                      Fred W. Wagenhals
      DIRECTORS:                                                                    Tod J. Wagenhals
                                                                                    Christopher S. Besing
                                                                                    Melodee L. Volosin
                                                                                    John S. Bickford, Sr.
                                                                                    Paul G. Lang
                                                                                    Jack M. Lloyd
                                                                                    Robert H. Manschot
                                                                                    Edward J. Bauman

If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list at right.

2. Proposal to approve the amendment to the Company's First Amended and Restated Articles of Incorporation.

         |_|  FOR            |_|  AGAINST            |_|  ABSTAIN

3. Proposal to approve the Company's 1999 Incentive Stock Plan.

         |_|  FOR            |_|  AGAINST            |_|  ABSTAIN

4. Proposal to approve the Company's 1999 Employee Stock Purchase Plan.

         |_|  FOR            |_|  AGAINST            |_|  ABSTAIN

5. Proposal to ratify the appointment of Arthur Andersen LLP as the independent auditors of the Company for the fiscal year ending September 30, 1999.

         |_|  FOR            |_|  AGAINST            |_|  ABSTAIN

and upon such matters which may properly come before the meeting or any adjournment or adjournments thereof.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS; FOR APPROVAL OF THE AMENDMENT TO THE COMPANY'S FIRST AMENDED AND RESTATED ARTICLES OF INCORPORATION; FOR APPROVAL OF THE 1999 INCENTIVE STOCK PLAN; FOR APPROVAL OF THE 1999 EMPLOYEE STOCK PURCHASE PLAN; FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY; AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

A majority of such attorneys-in-fact or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

  SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


Signature                                                                    Dated:                 , 1999
         ------------------------------   ---------------------------------        -----------------
                                              Signature if held jointly

NOTE: (THIS PROXY SHOULD BE DATED, SIGNED BY THE SHAREHOLDER(S) EXACTLY AS HIS OR HER NAME APPEARS HEREON, AND RETURNED PROMPTLY IN THE ENCLOSED ENVELOPE. PERSONS SIGNING IN A FIDUCIARY CAPACITY SHOULD SO INDICATE. IF SHARES ARE HELD BY JOINT TENANTS OR AS COMMUNITY PROPERTY, BOTH SHAREHOLDERS SHOULD SIGN.)